EXHIBIT 99.1

                     Equity One Mortgage Pass-Through Trust
                                     2004-1

                               Marketing Materials


                                     [LOGO]
                                   EQUITY ONE
                                   ==========
                            a Popular, Inc. Company

                           $900,000,000 (Approximate)

                              Equity One ABS, Inc.
                                    Depositor

                                Equity One, Inc.
                                    Servicer


RBS Greenwich Capital                                        Wachovia Securities
                              Co-Lead Underwriters

                            Friedman Billings Ramsey
                                   Co-Manager

                               Contact Information


RBS Greenwich Capital

Trading                                    Banking                                    Structuring
-------                                    -------                                    -----------
Name/Email                Phone            Name/Email                Phone            Name/Email                Phone
Ron Weibye                (203) 625-6160   Jim Raezer                (203) 625-6030   Stu Kronick               (203) 618-2386
weibyer@gcm.com                            raezerj@gcm.com                            stuart.kronick@gcm.com

Peter McMullin            (203) 625-6160   Vinu Phillips             (203) 622-5626
peter.mcmullin@gcm.com                     philliv@gcm.com

                                           Michael McKeever          (203) 618-2237
                                           mckeevm@gcm.com





Rating Agencies

Standard and Poor's                        Moody's Investor Service                   Fitch Ratings
--------------------                       ------------------------                   -------------
Name/Email                Phone            Name/Email                Phone            Name/Email                  Phone
Bridget Steers            (212) 438-2610   Dana Skelton              (212) 553-3664   Jamie Moy                   (212) 908-0862
bridget_steers@sandp.com                   dana.skelton@moodys.com                    jamie.moy@fitchratings.com

                                                                                      Wen Hsu                     (212) 908-0633
                                                                                      wen.hsu@fitchratings.com


RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                           Date Prepared: January 12, 2004

                           $900,000,000 (Approximate)
                  Equity One Mortgage Pass-Through Trust 2004-1

              Principal    WAL (Years)      Pymt Window         Expected Rating      Assumed Final      Interest       Principal
Class(1,4)    Balance ($)   Call/Mat (5)  (Mths) Call/Mat(5)   (Moody's/S&P/Fitch)  Distribution Date      Type           Type
----------    -----------   ------------  ------------------   -------------------  -----------------      ----           ----

AF-1         $205,000,000  0.90 / 0.90      1-19 / 1-19           Aaa/AAA/AAA          April 2034      Floating(2) Senior Sequential
AF-2          $91,000,000  2.00 / 2.00     19-29 / 19-29          Aaa/AAA/AAA          April 2034       Fixed(3)   Senior Sequential
AF-3          $82,000,000  3.00 / 3.00     29-48 / 29-48          Aaa/AAA/AAA          April 2034       Fixed(3)   Senior Sequential
AF-4          $55,500,000  5.00 / 5.00     48-77 / 48-77          Aaa/AAA/AAA          April 2034       Fixed(3)   Senior Sequential
AF-5          $30,350,000  7.81 / 8.10    77-101 / 77-118         Aaa/AAA/AAA          April 2034       Fixed(3)   Senior Sequential
AF-6          $30,000,000  6.11 / 6.12    39-101 / 39-109         Aaa/AAA/AAA          April 2034       Fixed(3)      Senior NAS
AV-1         $124,300,000                           Not Marketed Hereby
AV-2         $124,350,000  2.95 / 3.56     1-101 / 1-221          Aaa/AAA/AAA          April 2034      Floating(2)      Senior
M-1           $58,500,000  5.61 / 6.20    38-101 / 38-189          Aa2/AA/AA           April 2034       Fixed(3)      Subordinate
M-2           $49,500,000  5.60 / 6.15    37-101 / 37-175           A2/A/A+            April 2034       Fixed(3)      Subordinate
M-3           $13,500,000  5.59 / 6.10    37-101 / 37-158           A3/A-/A            April 2034       Fixed(3)      Subordinate
M-4           $13,500,000  5.59 / 6.06    37-101 / 37-151        Baa1/BBB+/A-          April 2034       Fixed(3)      Subordinate
B-1           $11,250,000  2.16 / 2.16     23-30 / 23-30         Baa2/BBB/BBB+         April 2034      Floating(2)    Subordinate
B-2           $11,250,000  1.63 / 1.63     17-23 / 17-23         Baa3/BBB-/BBB         April 2034      Floating(2)    Subordinate
------------ ------------- ------------- ------------------- ---------------------- ------------------ ----------- -----------------
Total:       $900,000,000
------------ ------------- ------------- ------------------- ---------------------- ------------------ ----------- -----------------

(1) The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1 Certificates are backed primarily by the cash flow from the Group II-A Mortgage Loans (as defined herein). The Class AV-2 Certificates are backed primarily by the cash flow from the Group II-B Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class B-1 and Class B-2 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.
(2) The Class AF-1, Class AV-1, Class AV-2, Class B-1 and Class B-2 Certificates are priced to call. The margin on the Class AV-1 and Class AV-2 Certificates will double after the Optional Termination may be first exercised.
(3) The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates are priced to call. The fixed rate coupon on the Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates will increase by 0.50% after the Optional Termination may be first exercised.
(4)  See "Net WAC Cap" herein. (5) See "Pricing Prepayment Speed" herein.


Depositor:             Equity One ABS, Inc.

Servicer:              Equity One, Inc. ("Equity One"), an indirect subsidiary
                       of Popular, Inc.

Co-Lead Underwriters:  Greenwich Capital Markets, Inc. ("RBS Greenwich Capital")
                       and Wachovia Capital Markets, LLC.

Co-Manager:            Friedman, Billings, Ramsey & Co., Inc.

Trustee/Custodian:     JPMorgan Chase Bank.


                                       3
RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Offered Certificates:         The Class  AF-1,  Class AF-2,  Class  AF-3,  Class
                              AF-4,  Class  AF-5,  Class  AF-6  (the  "Class  AF
                              Certificates")  and the Class  AV-1 and Class AV-2
                              (the  "Class AV  Certificates")  Certificates  are
                              collectively  referred  to herein  as the  "Senior
                              Certificates" or "Class A Certificates". The Class
                              M-1,  Class M-2,  Class M-3,  Class M-4, Class B-1
                              and  Class  B-2   Certificates   are  collectively
                              referred    to   herein   as   the    "Subordinate
                              Certificates"  The  Senior  Certificates,  and the
                              Subordinate Certificates are collectively referred to herein as the "Offered Certificates."

Federal Tax Status:           It is  anticipated  that the Offered  Certificates
                              generally  will   represent   ownership  of  REMIC
                              regular interests for tax purposes.

Registration:                 The  Offered  Certificates  will be  available  in
                              book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear
                              System.

Cut-off Date:                 For each Mortgage Loan in the mortgage pool on the
                              Closing  Date,  the close of  business on December
                              31,  2003.  For each  Mortgage  Loan  subsequently
                              acquired   by  the  trust   with  funds  from  the
                              Pre-Funding   Account,   the   later  of  the  (i)
                              origination date of the Mortgage Loan or (ii) the last day of the month prior to the month in which such Mortgage Loan was acquired.

Expected Pricing Date:        On or about January [15], 2004.

Expected Closing Date:        On or about January 30, 2004.

Expected Settlement Date:     On or about January 30, 2004.

Distribution Date:            The 25th day of each  month (or if not a  business
                              day, the next succeeding business day) commencing in February 2004.

Accrued Interest:             The  price to be paid by  investors  for the Class
                              AF-1,  Class AV-1, Class AV-2, Class B-1 and Class
                              B-2 Certificates will not include accrued interest
                              (settling flat). The Class AF-2, Class AF-3, Class
                              AF-4,  Class AF-5,  Class AF-6,  Class M-1,  Class
                              M-2, Class M-3 and Class M-4 Certificates will settle with accrued interest of 29 days.

Interest Accrual Period:      The interest accrual period for each  Distribution
                              Date with  respect to the Class AF-1,  Class AV-1,
                              Class AV-2,  Class B-1 and Class B-2  Certificates
                              will be the  period  beginning  with the  previous
                              Distribution  Date  (or,  in the case of the first
                              Distribution Date, the Closing Date) and ending on
                              the day  prior  to such  Distribution  Date (on an
                              actual/360 basis). The interest accrual period for
                              each  Distribution  Date with respect to the Class
                              AF-2,  Class AF-3,  Class AF-4,  Class AF-5, Class
                              AF-6,  Class M-1,  Class M-2,  Class M-3 and Class
                              M-4  Certificates   will  be  the  calendar  month
                              preceding  the  month in which  such  Distribution
                              Date occurs (on a 30/360 basis).

ERISA Eligibility:            The Offered  Certificates are expected to be ERISA
                              eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:            The  Offered  Certificates  are  not  expected  to
                              constitute   "mortgage  related   securities"  for
                              purposes of SMMEA.



RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Servicing Fee:                With  respect  to  each  Distribution   Date,  the
                              Servicer will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.

Trustee Fee:                  With  respect  to  each  Distribution   Date,  the
                              Trustee will be entitled 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.

Optional Termination:         The terms of the transaction  allow for a clean-up
                              call of the Mortgage  Loans and the  retirement of
                              the Offered  Certificates  (the "Clean-up  Call"),
                              which  may  be   exercised   once  the   aggregate
                              principal balance of the Mortgage Loans is less than 10% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date.

Pricing Prepayment Speed:     The Offered  Certificates  will be priced based on
                              the following collateral prepayment assumptions:

                              FRM Loans: 100% PPC (100% PPC: 2.20% - 22.00% CPR
                                over 10 months, 22% thereafter)
                              ARM Loans: 100% PPC (100% PPC: 28.00% CPR)

Initial Mortgage Loans:       As of the Cut-off Date,  the  aggregate  principal
                              balance  of  the   Initial   Mortgage   Loans  was
                              approximately   $687,297,144,    of   which:   (i)
                              approximately  $497,412,878 consisted of a pool of
                              conforming and  non-conforming  balance fixed-rate
                              mortgage  loans  (the  "Group I  Initial  Mortgage
                              Loans") (ii) approximately  $94,920,492  consisted
                              of a pool of  conforming  balance  adjustable-rate
                              mortgage  loans (the "Group II-A Initial  Mortgage
                              Loans")   and  (iii)   approximately   $94,963,775
                              consisted   of   a   pool   of   conforming    and
                              non-conforming balance adjustable rate mortgage loans (the "Group II-B Initial Mortgage Loans", together with the Group II-A Initial Mortgage
                              Loans, the "Group II Initial Mortgage Loans"). The
                              Group I  Initial  Mortgage  Loans and the Group II
                              Initial Mortgage Loans are collectively referred herein as the "Initial Mortgage Loans". See the attached collateral descriptions for additional information on the Initial Mortgage Loans.

Pre-Funding Account:          An account  (the  "Pre-Funding  Account")  will be
                              established   on  the  Closing   Date  into  which
                              approximately  $212,702,856 will be deposited,  of
                              which  approximately (i) $153,937,988 will be used
                              to   purchase   subsequent   conforming   and  non
                              conforming fixed-rate mortgage loans (the "Group I
                              Subsequent  Mortgage  Loans") and (ii) $29,375,736
                              will  be used to  purchase  subsequent  conforming
                              adjustable-rate  mortgage  loans (the  "Group II-A
                              Subsequent  Mortgage Loans") and (iii) $29,389,132
                              will be used to purchase subsequent conforming and
                              non conforming adjustable rate mortgage loans (the
                              "Group II-B Subsequent  Mortgage Loans"  ,together
                              with the Group II-A Subsequent Mortgage Loans, the
                              "Group II Subsequent Mortgage Loans"). The Group I
                              Subsequent   Mortgage   Loans  and  the  Group  II
                              Subsequent   Mortgage   Loans   are   collectively
                              referred  to  herein as the  "Subsequent  Mortgage
                              Loans". During the period from the Closing Date to
                              and  including  April 22,  2004 (the  "Pre-Funding
                              Period"),   the   amounts   on   deposit   in  the
                              Pre-Funding  Account  will  be  used  to  purchase
                              Subsequent    Mortgage    Loans   having   similar
                              characteristics  to the related  Initial  Mortgage
                              Loans  (with any unused  portion  of such  deposit
                              amount to be distributed as a payment of principal
                              of  the  related   Offered   Certificates  on  the
                              Distribution   Date  immediately   following  such
                              date).   The  Initial   Mortgage   Loans  and  the
                              Subsequent   Mortgage   Loans   are   collectively
                              referred to herein as the "Mortgage Loans".


Pass-Through Rate:            The  "Pass-Through  Rate" on each Class of Offered
                              Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Net
                              WAC Cap.



RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Formula Rate:                 The "Formula Rate" for the Class AF-1, Class AV-1,
                              Class AV-2, Class B-1 and Class B-2 Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such Class and (ii) 14%.

                              The "Formula Rate" for the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 will be equal to a fixed rate.

Adjusted Net Mortgage Rate:   The "Adjusted Net Mortgage Rate" for each Mortgage
                              Loan is equal to the loan rate less the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.

Net WAC Cap:                  The   "Net   WAC  Cap"   with   respect   to  each
                              Distribution Date is a rate equal to:
                              a)        with   respect   to   the   Class   AF-1
                                        Certificates,   the   weighted   average
                                        Adjusted Net Mortgage  Rate of the Group
                                        I Mortgage  Loans as of the first day of
                                        the    collection    period   for   such
                                        Distribution  Date,   calculated  on  an
                                        actual/360 basis (the "Adjustable  Class
                                        AF Cap").
                              b)        with  respect to the Class  AF-2,  Class
                                        AF-3,  Class AF-4,  Class AF-5 and Class
                                        AF-6 Certificates,  the weighted average
                                        Adjusted Net Mortgage  Rate of the Group
                                        I Mortgage  Loans as of the first day of
                                        the    collection    period   for   such
                                        Distribution   Date,   calculated  on  a
                                        30/360 basis (the "Fixed Class AF Cap").
                              c)        with  respect to the AV-1  Certificates,
                                        the   weighted   average   Adjusted  Net
                                        Mortgage Rate of the Group II-A Mortgage
                                        Loans  as  of  the   first  day  of  the
                                        collection  period for such Distribution
                                        Date, calculated on an actual/360 basis.
                              d)        with  respect to the AV-2  Certificates,
                                        the   weighted   average   Adjusted  Net
                                        Mortgage Rate of the Group II-B Mortgage
                                        Loans  as  of  the   first  day  of  the
                                        collection  period for such Distribution
                                        Date, calculated on an actual/360 basis.
                              e)        with  respect  to the Class  M-1,  Class
                                        M-2,    Class    M-3   and   Class   M-4
                                        Certificates,  the  lesser  of  (i)  the
                                        Fixed Class AF Cap, or (ii) the weighted
                                        average  Adjusted Net  Mortgage  Rate of
                                        the  Mortgage  Loans as of the first day
                                        of  the   collection   period  for  such
                                        Distribution   Date,   calculated  on  a
                                        30/360 basis.
                              f)        with  respect to the Class B-1 and Class
                                        B-2 Certificates, the lesser of (i) the Adjustable Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

Net WAC Cap
Carryover Amount:             If on any Distribution  Date the Pass-Through Rate
                              for the Class AF-1,  Class AV-1, Class AV-2, Class
                              B-1 or Class B-2 Certificates is limited by the related Net WAC Cap, the "Net WAC Cap Carryover
                              Amount" for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Formula Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any related Net WAC Cap Carryover Amount from the prior Distribution Date together with accrued interest thereon at the related Formula Rate. Any
                              Net WAC Cap Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Credit Enhancement:           Consists of the following:

                                    1) Excess Cashflow
                                    2) Overcollateralization Amount and
                                    3) Subordination


RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Excess Cashflow:              The "Excess  Cashflow" for any  Distribution  Date
                              will be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."


Overcollateralization
Amount: The "Overcollateralization Amount" (or "O/C") is equal to the excess of (i) the sum of the aggregate principal balance of the Mortgage Loans and any remaining amounts in the Pre-Funding Account over (ii) the aggregate principal balance of the Offered Certificates. On the Closing Date, the Overcollateralization Amount will be equal to zero. On each Distribution Date, Excess Cashflow will be used to build O/C until the Targeted Overcollateralization Amount is reached.

Targeted
Overcollateralization
 Amount: Prior to the Stepdown Date, the "Targeted Overcollateralization Amount" is equal to the sum of (a) approximately 4.35% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date and (b) the Aggregate Class B Early Distribution Amount.

                              On or after the Stepdown Date, the Targeted Overcollateralization Amount is the lesser of (a) the amount described in the preceding paragraph and (b) the greater of (i) the excess of (x) approximately 13.70% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date over (y) the excess of (I) the aggregate principal balance of the Class B-1 and Class B-2 Certificates as of the Closing Date over
                              (II) the aggregate of distributions made in respect of principal to the Class B-1 and Class B-2 Certificates on all prior Distribution Dates and (ii) approximately 0.50% of the sum of (x) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (y) the amounts on deposit in the Pre-Funding Account on the Closing Date. However, if a Trigger Event has occurred on the related Distribution Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date.


Stepdown Date:                The earlier to occur of
                              (i)       the  Distribution   Date  on  which  the
                                        principal   balance   of  the   Class  A
                                        Certificates  has been  reduced to zero;
                                        and
                              (ii)      the   later   to   occur   of

                                        (x)   the  Distribution  Date  occurring
                                              in February 2007 and
                                        (y)   the  first  Distribution  Date  on
                                              which  the   Senior    Enhancement
                                              Percentage   is  greater  than  or
                                              equal to 43.70%

Aggregate Class B
Early Distribution
Amount: As of any Distribution Date, the aggregate sum of all amounts paid to the Class B-1 and Class B-2 Certificates on prior Distribution Dates from Excess Cashflow pursuant to clauses 5) and 6) of "Priority of Distributions".

RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Senior Enhancement
Percentage:                   The   "Senior   Enhancement   Percentage"   for  a
                              Distribution  Date is  equal to (i) the sum of (a)
                              the aggregate principal balance of the Subordinate
                              Certificates  and  (b)  the  Overcollateralization
                              Amount   divided  by  (ii)  the  sum  of  (a)  the
                              aggregate principal balance of the Mortgage Loans and (b) any remaining amounts in the Pre-Funding
                              Account.


Expected Credit
Support Percentages:
                              --------------------------------------------------
                                Initial Credit Support   Expected Credit Support
                                    On Closing Date    On or After Stepdown Date
                              --------------------------------------------------
                                 Class       Percent       Class        Percent
                                Class A       17.50%      Class A        43.70%
                               Class M-1      11.00%     Class M-1       30.70%
                               Class M-2      5.50%      Class M-2       19.70%
                               Class M-3      4.00%      Class M-3       16.70%
                               Class M-4      2.50%      Class M-4       13.70%
                               Class B-1      1.25%      Class B-1       11.20%
                               Class B-2      0.00%      Class B-2       8.70%
                              --------------------------------------------------

Trigger Event:                A "Trigger Event" is in effect on any Distribution
                              Date on or after the Stepdown Date, if either (i) the six month rolling average 60+ delinquency percentage equals or exceeds 37.60% of the current
                              Senior Enhancement Percentage or (ii) cumulative realized losses as a percentage of the sum of (a) the aggregate principal balance of the Initial
                              Mortgage Loans as of the Cut-off Date and (b) the amounts on deposit in the Pre-Funding Account on the Closing Date, for the related Distribution
                              Date are greater than:


                              --------------------------------------- ----------------------------------------------------------
                                  Distribution Date Occurring In                             Percentage
                              --------------------------------------- ----------------------------------------------------------
                                     February 2007-January 2008        3.00% (or 3.40% if the principal balance of the Class
                                                                       B-2 Certificates has been reduced to zero and no part of
                                                                       that reduction was due to the application of Realized
                                                                       Loss amounts) for the first month plus an additional
                                                                       1/12th of 1.80% (or 1/12th of 1.40% if the aggregate
                                                                       principal balance of the Class B-2 Certificates has been
                                                                       reduced to zero and no part of that reduction was due to
                                                                       the application of Realized Loss amounts) for each month
                                                                       thereafter
                              --------------------------------------- ----------------------------------------------------------
                                     February 2008-January 2009        4.80% for the first month plus an additional 1/12th of
                                                                       1.25% for each month thereafter
                              --------------------------------------- ----------------------------------------------------------
                                     February 2009-January 2010        6.05% for the first month plus an additional 1/12th of
                                                                       0.60% for each month thereafter
                              --------------------------------------- ----------------------------------------------------------
                                     February 2010-January 2011        6.65% for the first month plus an additional 1/12th of
                                                                       0.35% for each month thereafter
                              --------------------------------------- ----------------------------------------------------------
                                     February 2011-January 2012        7.00% for the first month plus an additional 1/12th of
                                                                       0.25% for each month thereafter
                              --------------------------------------- ----------------------------------------------------------
                                    February 2012 and thereafter       7.25%
                              --------------------------------------- ----------------------------------------------------------

Realized Losses:              If a Mortgage Loan becomes a liquidated  loan, the
                              net liquidation proceeds relating thereto may be less than the principal balance of such Mortgage
                              Loan. The amount of such insufficiency is a "Realized Loss." Realized Losses on the Mortgage
                              Loans will, in effect, be absorbed first by the Excess Cashflow

RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                              and second by the reduction of the Overcollateralization Amount. Following the reduction of the Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-2 Certificates, then to the Class B-1 Certificates, then to the Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2 Certificates and then to the Class M-1 Certificates.


Priority of
Distributions:                Available  funds from the  Mortgage  Loans will be
                              distributed as follows:

                              1) Interest funds, as follows: first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the Senior Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan groups), third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class B-1 Certificates and eighth, monthly interest to the Class B-2 Certificates.
                              2) Principal funds, as follows: monthly principal to the Senior Certificates as described under "Principal Paydown", based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan groups), as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class B-1 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class B-2 Certificates as described under "Principal Paydown."
                              3) Excess Cashflow as follows in the following order:
                                   a)   any  remaining  unpaid  interest  to the
                                        Senior Certificates pro rata.
                                   b)   as principal to the Offered Certificates
                                        to build or maintain O/C as described under "Principal Paydown".
                                   c)   any  previously  unpaid  interest to the
                                        Class M-1 Certificates.
                                   d)   any unpaid applied  Realized Loss amount
                                        to the Class M-1 Certificates.
                                   e)   any  previously  unpaid  interest to the
                                        Class M-2 Certificates.
                                   f)   any unpaid applied  Realized Loss amount
                                        to the Class M-2 Certificates.
                                   g)   any  previously  unpaid  interest to the
                                        Class M-3 Certificates.
                                   h)   any unpaid applied  Realized Loss amount
                                        to the Class M-3 Certificates.
                                   i)   any  previously  unpaid  interest to the
                                        Class M-4 Certificates.
                                   j)   any unpaid applied  Realized Loss amount
                                        to the Class M-4 Certificates.
                                   k)   any  previously  unpaid  interest to the
                                        Class B-1 Certificates.
                                   l)   any unpaid applied  Realized Loss amount
                                        to the Class B-1 Certificates.
                                   m)   any  previously  unpaid  interest to the
                                        Class B-2 Certificates.
                                   n)   any unpaid applied  Realized Loss amount
                                        to the Class B-2 Certificates.

RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                              4) Any remaining Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the Class AF-1, Class AV-1, Class AV-2, Class B-1 and Class B-2 Certificates, pro rata.
                              5) Any remaining Excess Cashflow to the Class B-2 as principal until its principal balance has been reduced to zero.
                              6) Any remaining Excess Cashflow to the Class B-1 as principal until its principal balance has been reduced to zero.
                              7) Any remaining Excess Cashflow to the non-offered certificates as described in the pooling agreement.

Principal Paydown:            1)   Prior to the  Stepdown  Date or if a  Trigger
                                   Event is in effect, principal will be paid to
                                   the Senior  Certificates  generally  pro rata
                                   based  on the  principal  collected  from the
                                   related   loan   group  (and  to  the  extent
                                   remaining unpaid,  from excess principal from
                                   the other  loan  groups).  After  the  Senior
                                   Certificates  have  been  retired,  principal
                                   will be applied sequentially in the following
                                   order  of   priority:   i)  the   Class   M-1
                                   Certificates, ii) the Class M-2 Certificates,
                                   iii)  the  Class  M-3  Certificates,  iv) the
                                   Class  M-4  Certificates,  v) the  Class  B-1
                                   Certificates  and  then  vi)  the  Class  B-2
                                   Certificates.
                              2)   On  or  after  the  Stepdown  Date  and  if a
                                   Trigger  Event  is not  in  effect,  all  the
                                   Offered  Certificates  will  be  entitled  to
                                   receive   payments   of   principal   in  the
                                   following  order  of  priority:  first to the
                                   Senior  Certificates,   generally  pro  rata,
                                   based  on the  principal  collected  from the
                                   related   loan  groups  (and  to  the  extent
                                   remaining unpaid,  from excess principal from
                                   the other loan groups),  such that the Senior
                                   Certificates will have at least 43.70% credit
                                   enhancement,   second   to  the   Class   M-1
                                   Certificates   such   that  the   Class   M-1
                                   Certificates will have at least 30.70% credit
                                   enhancement,   third   to   the   Class   M-2
                                   Certificates   such   that  the   Class   M-2
                                   Certificates will have at least 19.70% credit
                                   enhancement,   fourth   to  the   Class   M-3
                                   Certificates   such   that  the   Class   M-3
                                   Certificates will have at least 16.70% credit
                                   enhancement,   fifth   to   the   Class   M-4
                                   Certificates   such   that  the   Class   M-4
                                   Certificates will have at least 13.70% credit
                                   enhancement,   sixth   to   the   Class   B-1
                                   Certificates   such   that  the   Class   B-1
                                   Certificates will have at least 11.20% credit
                                   enhancement,  and  seventh  to the  Class B-2
                                   Certificates   such   that  the   Class   B-2
                                   Certificates  will have at least 8.70% credit
                                   enhancement  (subject,  in each case,  to any
                                   overcollateralization   floors).

Class AF Principal
Distribution:                 Principal  allocated to the Class AF  Certificates
                              will be distributed in the following order of priority:

                              1)
                                   a) To the Class AF-6 Certificates, the Lockout Percentage of their pro-rata share of principal allocated to the Class AF Certificates until month 108 as described below.

                                         Month                Lockout Percentage
                                         -----                ------------------
                                         1 - 36                        0%
                                        37 - 60                       45%
                                        61 - 72                       80%
                                        73 - 84                      100%
                                        85 - 108                     300%

                                   b) To the Class AF-6 Certificates, 100% of the principal allocated to the Class AF Certificates in or after month 109.

                              2) Sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates until their respective principal balances are reduced to zero.

RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Class AV-1 Yield
Maintenance Agreement:        On the Closing Date, the Trustee will enter into a
                              yield  maintenance  agreement  with a counterparty
                              (the  "Counterparty") for the benefit of the Class
                              AV-1   Certificates   (the   "Class   AV-1   Yield
                              Maintenance Agreement"). The notional balance of the Class AV-1 Yield Maintenance Agreement on each
                              Distribution Date is set forth in the table below.
                              The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds [1.61%]. The Class AV-1 Yield Maintenance
                              Agreement  will terminate  after the  Distribution
                              Date in [November 2006]. Any payments received from the Class AV-1 Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-1 Certificates.


                     -----------------------------------------------------------
                            Class AV-1 Yield Maintenance Agreement Schedule
                     -----------------------------------------------------------
                       Period         Notional ($)      Period   Notional ($)
                     ------------ -------------------- ---------- --------------
                           1          124,300,000         22       65,494,742
                           2          121,073,737         23        4,045,112
                           3          118,006,382         24        3,914,146
                           4          115,081,525         25        3,786,867
                           5          111,593,235         26        3,663,174
                           6          108,217,814         27        3,542,969
                           7          104,949,330         28        3,426,157
                           8          101,782,283         29        3,312,640
                           9          98,712,055          30        3,202,310
                          10          95,724,873          31        3,095,101
                          11          92,818,531          32        2,990,894
                          12          89,990,866          33        2,889,603
                          13          87,239,752          34        2,791,149
                          14          84,563,104
                          15          81,955,850
                          16          79,416,080
                          17          76,941,935
                          18          74,531,609
                          19          72,183,343
                          20          69,895,429
                          21          67,666,203
                     ------------ -------------------- ---------- --------------


RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class AV-2 Yield
Maintenance Agreement:        On the Closing Date, the Trustee will enter into a
                              yield  maintenance  agreement  with a counterparty
                              (the  "Counterparty") for the benefit of the Class
                              AV-2   Certificates   (the   "Class   AV-2   Yield
                              Maintenance Agreement"). The notional balance of the Class AV-2 Yield Maintenance Agreement on each
                              Distribution Date is set forth in the table below.
                              The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds [1.61%]. The Class AV-2 Yield Maintenance
                              Agreement  will terminate  after the  Distribution
                              Date in [November 2006]. Any payments received from the Class AV-2 Yield Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-2 Certificates.


                   -----------------------------------------------------------
                        Class AV-2 Yield Maintenance Agreement Schedule
                   -----------------------------------------------------------
                     Period         Notional ($)      Period   Notional ($)
                   ------------ -------------------- ---------- --------------
                         1          124,350,000         22       65,477,900
                         2          121,119,435         23        5,214,005
                         3          118,048,059         24        5,044,958
                         4          115,119,434         25        4,880,676
                         5          111,626,674         26        4,721,029
                         6          108,247,003         27        4,565,888
                         7          104,974,478         28        4,415,131
                         8          101,803,585         29        4,268,633
                         9          98,729,700          30        4,126,253
                        10          95,739,028          31        3,987,903
                        11          92,829,356          32        3,853,434
                        12          89,998,516          33        3,722,732
                        13          87,244,377          34        3,595,694
                        14          84,564,847
                        15          81,954,847
                        16          79,412,460
                        17          76,935,824
                        18          74,523,127
                        19          72,172,607
                        20          69,882,551
                        21          67,651,291
                   ------------ -------------------- ---------- --------------


RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Structural Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Reserve Fund:                 Amounts  deposited  in the  Reserve  Fund  will be
                              distributed as follows:
                              A.   First,  to the  Class  AV-1  and  Class  AV-2
                                   Certificates, any remaining unpaid interest distribution amounts to the extent not covered by available funds, in each case to the extent available from the related yield maintenance agreement.
                              B.   Second,  to the  Class  AV-1 and  Class  AV-2
                                   Certificates, any remaining unpaid principal distribution amounts to the extent not covered by available funds, in each case to the extent of amounts available from the related yield maintenance agreement.
                              C.   Third,  to the  Class  AV-1  and  Class  AV-2
                                   Certificates any related unpaid Net WAC Cap Carryover Amount, to the extent not covered by available funds, in each case to the extent available from the related yield maintenance agreement.


RBS Greenwich Capital                                        Wachovia Securities

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                                                        Class AV-1 Net WAC Cap
---------------------------------------------------------------------------------------------------------------------------
                           Class AV-1                               Class AV-1                               Class AV-1
              Class AV-1    Effective                  Class AV-1    Effective                Class AV-1   Effective Net
               Net WAC       Net WAC                    Net WAC       Net WAC                  Net WAC          WAC
   Period     Cap(1)(3)   Cap(1)(2)(3)     Period      Cap(1)(3)    Cap(1)(2)(3)   Period     Cap(1)(3)     Cap(1)(2)(3)
---------------------------------------------------------------------------------------------------------------------------
     1           7.51         7.51           35          11.51         11.51         69         13.09          13.09
     2           6.99         6.99           36          11.14         11.14         70         12.67          12.67
     3           6.54         6.54           37          11.14         11.14         71         13.09          13.09
     4           6.76         14.00          38          12.33         12.33         72         12.67          12.67
     5           6.54         14.00          39          11.14         11.14         73         12.67          12.67
     6           6.76         14.00          40          11.82         11.82         74         14.02          14.00
     7           6.54         14.00          41          12.24         12.24         75         12.67          12.67
     8           6.54         14.00          42          12.65         12.65         76         13.09          13.09
     9           6.76         14.00          43          12.24         12.24         77         12.67          12.67
     10          6.54         14.00          44          12.24         12.24         78         13.09          13.09
     11          6.76         14.00          45          12.65         12.65         79         12.67          12.67
     12          6.54         14.00          46          12.51         12.51         80         12.67          12.67
     13          6.54         14.00          47          12.99         12.99         81         13.09          13.09
     14          7.24         14.00          48          12.57         12.57         82         12.67          12.67
     15          6.54         14.00          49          12.57         12.57         83         13.09          13.09
     16          6.76         14.00          50          13.44         13.44         84         12.67          12.67
     17          6.54         14.00          51          12.57         12.57         85         12.67          12.67
     18          6.76         14.00          52          13.01         13.01         86         14.02          14.00
     19          6.54         14.00          53          12.63         12.63         87         12.67          12.67
     20          6.54         14.00          54          13.06         13.06         88         13.09          13.09
     21          6.76         14.00          55          12.63         12.63         89         12.67          12.67
     22          6.54         14.00          56          12.63         12.63         90         13.09          13.09
     23          8.84         10.02          57          13.06         13.06         91         12.67          12.67
     24          8.56         9.73           58          12.65         12.65         92         12.67          12.67
     25          8.56         9.73           59          13.09         13.09         93         13.09          13.09
     26          9.48         10.65          60          12.66         12.66         94         12.67          12.67
     27          8.56         9.73           61          12.66         12.66         95         13.09          13.09
     28          9.55         10.72          62          14.02         14.00         96         12.67          12.67
     29          9.99         11.17          63          12.66         12.66         97         12.67          12.67
     30         10.33         11.50          64          13.09         13.09         98         13.54          13.54
     31          9.99         11.16          65          12.67         12.67         99         12.67          12.67
     32          9.99         11.16          66          13.09         13.09        100         13.09          13.09
     33         10.33         11.50          67          12.67         12.67        101         12.67          12.67
     34         10.25         11.42          68          12.67         12.67
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes for periods 1, 2 and 3 that 6-month LIBOR and 1-month LIBOR are equal to 1.21% and 1.11% respectively and that 6-month LIBOR and 1-month LIBOR are both equal to 20.00% thereafter.
(2)  Assumes payments are received from the related yield maintenance agreement.
(3)  Assumes the Pricing Prepayment Speed to call.

RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                                        Class AV-2 Net WAC Cap
---------------------------------------------------------------------------------------------------------------------------
                           Class AV-2                               Class AV-2                               Class AV-2
              Class AV-2    Effective                  Class AV-2    Effective                Class AV-2   Effective Net
               Net WAC       Net WAC                    Net WAC       Net WAC                  Net WAC          WAC
   Period     Cap(1)(3)   Cap(1)(2)(3)     Period      Cap(1)(3)    Cap(1)(2)(3)   Period     Cap(1)(3)     Cap(1)(2)(3)
---------------------------------------------------------------------------------------------------------------------------
     1           7.34         7.34           35          11.29         11.29         69         13.01          13.01
     2           6.83         6.83           36          10.92         10.92         70         12.59          12.59
     3           6.39         6.39           37          10.92         10.92         71         13.01          13.01
     4           6.60         14.00          38          12.09         12.09         72         12.59          12.59
     5           6.39         14.00          39          10.92         10.92         73         12.59          12.59
     6           6.60         14.00          40          11.60         11.60         74         13.94          13.94
     7           6.39         14.00          41          12.02         12.02         75         12.59          12.59
     8           6.39         14.00          42          12.42         12.42         76         13.01          13.01
     9           6.60         14.00          43          12.02         12.02         77         12.59          12.59
     10          6.39         14.00          44          12.02         12.02         78         13.01          13.01
     11          6.60         14.00          45          12.42         12.42         79         12.59          12.59
     12          6.39         14.00          46          12.29         12.29         80         12.59          12.59
     13          6.39         14.00          47          12.84         12.84         81         13.01          13.01
     14          7.07         14.00          48          12.43         12.43         82         12.59          12.59
     15          6.39         14.00          49          12.43         12.43         83         13.01          13.01
     16          6.60         14.00          50          13.29         13.29         84         12.59          12.59
     17          6.39         14.00          51          12.43         12.43         85         12.59          12.59
     18          6.60         14.00          52          12.89         12.89         86         13.94          13.94
     19          6.39         14.00          53          12.54         12.54         87         12.59          12.59
     20          6.39         14.00          54          12.95         12.95         88         13.01          13.01
     21          6.60         14.00          55          12.54         12.54         89         12.59          12.59
     22          6.39         14.00          56          12.54         12.54         90         13.01          13.01
     23          8.65         10.16          57          12.95         12.95         91         12.59          12.59
     24          8.37         9.88           58          12.56         12.56         92         12.59          12.59
     25          8.37         9.88           59          13.00         13.00         93         13.01          13.01
     26          9.27         10.78          60          12.58         12.58         94         12.59          12.59
     27          8.37         9.88           61          12.58         12.58         95         13.01          13.01
     28          9.34         10.85          62          13.93         13.93         96         12.59          12.59
     29          9.77         11.28          63          12.58         12.58         97         12.59          12.59
     30         10.10         11.60          64          13.01         13.01         98         13.46          13.46
     31          9.77         11.28          65          12.59         12.59         99         12.59          12.59
     32          9.77         11.28          66          13.01         13.01        100         13.01          13.01
     33         10.10         11.60          67          12.59         12.59        101         12.59          12.59
     34         10.02         11.52          68          12.59         12.59
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes for periods 1, 2 and 3 that 6-month LIBOR and 1-month LIBOR are equal to 1.21% and 1.11% respectively and that 6-month LIBOR and 1-month LIBOR are equal to 20.00% thereafter.
(2)  Assumes payments are received from the related yield maintenance agreement.
(3)  Assumes the Pricing Prepayment Speed to call.

RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                                            EXCESS SPREAD (1)(2)
------------- ------------- ------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------
                               FWD 6                                             FWD 1     FWD 6
              FWD 1 Month      Month       STATIC      FORWARD                   Month     Month         STATIC      FORWARD
   Period       LIBOR %       LIBOR %    LIBOR (%)    LIBOR (%)     Period      LIBOR %     LIBOR %    LIBOR (%)    LIBOR (%)
------------- ------------- ------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------
     1          1.11000       1.21000     2.57497      2.57497        52        4.93500     5.05800     3.46081      3.40133
     2          1.12900       1.19000     2.49783      2.48823        53        4.97300     5.07800     3.45257      3.38016
     3          1.17800       1.22400     2.41831      2.38210        54        5.00300     5.08900     3.46508      3.40348
     4          1.15700       1.26400     4.07449      4.05059        55        5.02700     5.09200     3.45689      3.34983
     5          1.16600       1.32300     4.03401      4.00520        56        5.04200     5.09300     3.45922      3.33711
     6          1.22300       1.39700     4.04000      3.98512        57        5.05000     5.09900     3.47236      3.36633
     7          1.27000       1.48300     3.99522      3.91703        58        5.04900     5.11100     3.46424      3.31946
     8          1.33400       1.58400     3.97162      3.86533        59        5.03900     5.13100     3.47610      3.35932
     9          1.41500       1.69500     3.96728      3.83177        60        5.02100     5.16000     3.46801      3.31255
     10         1.50600       1.81500     3.91711      3.74159        61        5.03200     5.19800     3.47096      3.29994
     11         1.61100       1.94500     3.90895      3.70200        62        5.07800     5.24100     3.50785      3.40707
     12         1.73500       2.08000     3.85739      3.60124        63        5.12300     5.28300     3.47740      3.25710
     13         1.86900       2.21800     3.82535      3.52759        64        5.16600     5.32200     3.49172      3.28988
     14         1.99800       2.35800     3.84847      3.54837        65        5.20700     5.36000     3.48380      3.25757
     15         2.13300       2.49400     3.75736      3.39365        66        5.24700     5.39500     3.49926      3.28211
     16         2.28000       2.62400     3.73944      3.35832        67        5.28500     5.42800     3.49139      3.21451
     17         2.41400       2.74900     3.68586      3.27212        68        5.32000     5.46000     3.49541      3.19343
     18         2.55400       2.86600     3.67116      3.24876        69        5.35400     5.48900     3.51173      3.22086
     19         2.70000       2.96700     3.62669      3.17670        70        5.38600     5.51500     3.50392      3.16041
     20         2.80600       3.05400     3.59892      3.15019        71        5.41500     5.54000     3.52085      3.21566
     21         2.90500       3.14100     3.60180      3.14777        72        5.44300     5.56100     3.51308      3.14435
     22         3.02100       3.22900     3.57845      3.08541        73        5.46800     5.58000     3.51792      3.12383
     23         3.10600       3.31300     3.69270      3.54562        74        5.49000     5.59700     3.56169      3.26260
     24         3.15300       3.40000     3.66708      3.50088        75        5.51000     5.61100     3.52821      3.08394
     25         3.21600       3.49300     3.65251      3.48092        76        5.52800     5.62200     3.54687      3.12395
     26         3.32100       3.59000     3.67065      3.53293        77        5.54300     5.63000     3.53923      3.06255
     27         3.42400       3.68300     3.62244      3.41772        78        5.55500     5.63500     3.56152      3.10374
     28         3.52200       3.77100     3.65414      3.57712        79        5.56400     5.63700     3.56127      3.03649
     29         3.61700       3.85300     3.62787      3.60696        80        5.57100     5.63800     3.57499      3.02606
     30         3.70600       3.93000     3.62340      3.61117        81        5.57500     5.64100     3.60328      3.07535
     31         3.79100       3.99900     3.59814      3.56813        82        5.57500     5.64600     3.60365      3.00899
     32         3.87000       4.06300     3.58083      3.55503        83        5.57300     5.65400     3.63316      3.06483
     33         3.94200       4.12200     3.57234      3.56119        84        5.56700     5.66400     3.63397      2.99744
     34         4.00800       4.17900     3.54517      3.54118        85        5.57200     5.67900     3.64979      2.98698
     35         4.06600       4.23300     3.54918      3.63742        86        5.58800     5.69500     3.70523      3.15666
     36         4.11700       4.28600     3.52140      3.58384        87        5.60400     5.71100     3.67051      2.94593
     37         4.16700       4.33900     3.50222      3.55803        88        5.62000     5.72700     3.69824      2.99533
     38         4.22100       4.39200     3.49645      3.58484        89        5.63600     5.74300     3.69570      2.92159
     39         4.27500       4.44400     3.49400      3.49474        90        5.65200     5.75900     3.72608      2.97034
     40         4.32700       4.49600     3.52441      3.54297        91        5.66700     5.77500     3.72517      2.88333
     41         4.37900       4.54800     3.50692      3.54592        92        5.68300     5.79100     3.74146      2.86433
     42         4.42900       4.59900     3.50825      3.55176        93        5.69800     5.80700     3.77571      2.91787
     43         4.48000       4.65000     3.49039      3.49331        94        5.71400     5.82300     3.77706      2.83125
     44         4.53000       4.70200     3.48192      3.46649        95        5.72900     5.83900     3.81385      2.89994
     45         4.58000       4.75500     3.48303      3.47274        96        5.74400     5.85500     3.81659      2.80686
     46         4.63000       4.80800     3.46457      3.43093        97        5.76000     5.87100     3.83780      2.78815
     47         4.68000       4.86000     3.46554      3.49165        98        5.77500     5.88700     3.89680      2.92814
     48         4.73000       4.91000     3.44665      3.42800        99        5.79100     5.90400     3.88309      2.75097
     49         4.78500       4.95600     3.44523      3.40565       100        5.80700     5.92000     3.92619      2.81840
     50         4.84100       4.99700     3.46706      3.45863       101        5.82300     5.93700     3.93213      2.72901
     51         4.89100       5.03100     3.44869      3.36612
------------- ------------- ------------ ----------- ------------ ----------- ------------ ----------- ----------- ------------

(1)  Assumes the Pricing Prepayment Speed to call.
(2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period.

RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                BREAKEVEN LOSSES




                                                            LOSS COVERAGE

------------ -------------- -------- --------- -------------------------------   -------------------------------
                                                        STATIC LIBOR                     FORWARD LIBOR
                                               -------------------------------   -------------------------------
   CLASS        MOODY'S       S&P     FITCH         CDR          CUM LOSS             CDR          CUM LOSS
                                                   BREAK                             BREAK
    M-1           Aa2         AA        AA        21.280          19.28%            20.764          19.01%
    M-2           A2           A        A+        13.534          14.34%            13.334          14.20%
    M-3           A3          A-        A         11.833          13.02%            11.625          12.86%
    M-4          Baa1        BBB+       A-        10.400          11.82%            10.028          11.51%
    B-1          Baa2         BBB      BBB+        9.478          11.01%             8.845          10.45%
    B-2          Baa3        BBB-      BBB         8.547          10.16%             7.967           9.62%
------------ -------------- -------- --------- -------------- ---------------- - -------------- ----------------

Assumptions
----------------------------------------------------
40% Loss Severity
12 Month Delay
Trigger Failing
Run to maturity
Defaults are in addition to prepayments
Run at pricing speed
"Break" is CDR before first dollar of principal loss
----------------------------------------------------

RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                          Weighted Average Life Tables




Class AF-1 To Call
-------------------------------------------------------------------------------
Prepay Speed            50% PPC     75% PPC     100% PPC    125% PPC  150% PPC
===============================================================================
 WAL (yr)              1.42        1.08         0.90        0.78      0.70
 MDUR (yr)             1.39        1.06         0.89        0.77      0.69
 First Prin Pay       02/04        02/04       02/04        02/04    02/04
 Last Prin Pay        11/06        02/06       08/05        05/05    03/05
-------------------------------------------------------------------------------

Class AF-1 To Maturity
-------------------------------------------------------------------------------
Prepay Speed            50% PPC     75% PPC     100% PPC    125% PPC  150% PPC
===============================================================================
 WAL (yr)              1.42        1.08         0.90        0.78      0.70
 MDUR (yr)             1.39        1.06         0.89        0.77      0.69
 First Prin Pay       02/04        02/04       02/04        02/04    02/04
 Last Prin Pay        11/06        02/06       08/05        05/05    03/05
-------------------------------------------------------------------------------

Class AF-2 To Call
-------------------------------------------------------------------------------
Prepay Speed            50% PPC     75% PPC     100% PPC    125% PPC  150% PPC
===============================================================================
 WAL (yr)              3.66        2.57         2.00        1.65      1.43
 MDUR (yr)             3.45        2.46         1.93        1.60      1.38
 First Prin Pay       11/06        02/06       08/05        05/05    03/05
 Last Prin Pay        08/08        03/07       06/06        01/06    09/05
-------------------------------------------------------------------------------

Class AF-2 To Maturity
-------------------------------------------------------------------------------
Prepay Speed            50% PPC     75% PPC     100% PPC    125% PPC  150% PPC
===============================================================================
 WAL (yr)              3.66        2.57         2.00        1.65      1.43
 MDUR (yr)             3.45        2.46         1.93        1.60      1.38
 First Prin Pay       11/06        02/06       08/05        05/05    03/05
 Last Prin Pay        08/08        03/07       06/06        01/06    09/05
-------------------------------------------------------------------------------

RBS Greenwich Capital                               Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class AF-3 To Call
-------------------------------------------------------------------------------
Prepay Speed            50% PPC     75% PPC     100% PPC    125% PPC  150% PPC
===============================================================================
 WAL (yr)              5.90        4.02         3.00        2.33      1.96
 MDUR (yr)             5.30        3.72         2.82        2.22      1.88
 First Prin Pay       08/08        03/07       06/06        01/06    09/05
 Last Prin Pay        04/12        05/09       01/08        10/06    04/06
-------------------------------------------------------------------------------

Class AF-3 To Maturity
-------------------------------------------------------------------------------
Prepay Speed            50% PPC     75% PPC     100% PPC    125% PPC  150% PPC
===============================================================================
 WAL (yr)              5.90        4.02         3.00        2.33      1.96
 MDUR (yr)             5.30        3.72         2.82        2.22      1.88
 First Prin Pay       08/08        03/07       06/06        01/06    09/05
 Last Prin Pay        04/12        05/09       01/08        10/06    04/06
-------------------------------------------------------------------------------

Class AF-4 To Call
-------------------------------------------------------------------------------
Prepay Speed          0% PPC      75% PPC     100% PPC    125% PPC  150% PPC
===============================================================================
 WAL (yr)             10.52        6.99         5.00        3.52      2.51
 MDUR (yr)             8.27        5.89         4.40        3.19      2.33
 First Prin Pay       04/12        05/09       01/08        10/06    04/06
 Last Prin Pay        12/16        05/13       06/10        11/08    10/06
-------------------------------------------------------------------------------

Class AF-4 To Maturity
-------------------------------------------------------------------------------
Prepay Speed          0% PPC      75% PPC     100% PPC    125% PPC  150% PPC
===============================================================================
 WAL (yr)             10.52        6.99         5.00        3.52      2.51
 MDUR (yr)             8.27        5.89         4.40        3.19      2.33
 First Prin Pay       04/12        05/09       01/08        10/06    04/06
 Last Prin Pay        12/16        05/13       06/10        11/08    10/06
-------------------------------------------------------------------------------

RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class AF-5 To Call
--------------------------------------------------------------------------------
Prepay Speed             50% PPC     75% PPC     100% PPC    125% PPC  150% PPC
================================================================================
 WAL (yr)              14.49        10.49        7.81        5.85      3.25
 MDUR (yr)              9.84        7.84         6.22        4.90      2.90
 First Prin Pay        12/16        05/13       06/10        11/08    10/06
 Last Prin Pay         07/19        02/15       06/12        10/10    05/09
--------------------------------------------------------------------------------

Class AF-5 To Maturity
--------------------------------------------------------------------------------
Prepay Speed             50% PPC     75% PPC     100% PPC    125% PPC  150% PPC
================================================================================
 WAL (yr)              14.67        10.74        8.10        6.04      3.25
 MDUR (yr)              9.92        7.97         6.40        5.02      2.90
 First Prin Pay        12/16        05/13       06/10        11/08    10/06
 Last Prin Pay         11/20        07/16       11/13        02/12    05/09
--------------------------------------------------------------------------------

Class AF-6 To Call
--------------------------------------------------------------------------------
Prepay Speed             50% PPC     75% PPC     100% PPC    125% PPC  150% PPC
================================================================================
 WAL (yr)               6.94        6.45         6.11        5.80      5.39
 MDUR (yr)              5.81        5.46         5.22        5.01      4.70
 First Prin Pay        02/07        02/07       04/07        12/07    11/08
 Last Prin Pay         06/13        03/13       06/12        10/10    07/09
--------------------------------------------------------------------------------

Class AF-6 To Maturity
--------------------------------------------------------------------------------
Prepay Speed             50% PPC     75% PPC     100% PPC    125% PPC  150% PPC
================================================================================
 WAL (yr)               6.94        6.45         6.12        5.93      5.82
 MDUR (yr)              5.81        5.46         5.23        5.10      5.03
 First Prin Pay        02/07        02/07       04/07        12/07    11/08
 Last Prin Pay         06/13        03/13       02/13        12/11    12/10
--------------------------------------------------------------------------------

RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class AV-1 To Call
--------------------------------------------------------------------------------
Prepay Speed             50% PPC     75% PPC     100% PPC    125% PPC   150% PPC
================================================================================
 WAL (yr)               5.85        3.99         2.95        2.26       1.73
 MDUR (yr)              5.39        3.76         2.82        2.18       1.68
 First Prin Pay        02/04        02/04       02/04        02/04     02/04
 Last Prin Pay         07/19        02/15       06/12        10/10     07/09
--------------------------------------------------------------------------------

Class AV-1 To Maturity
--------------------------------------------------------------------------------
Prepay Speed             50% PPC     75% PPC     100% PPC    125% PPC   150% PPC
================================================================================
 WAL (yr)               6.79        4.77         3.56        2.74       2.11
 MDUR (yr)              6.10        4.39         3.34        2.59       2.02
 First Prin Pay        02/04        02/04       02/04        02/04     02/04
 Last Prin Pay         10/31        03/27       06/22        11/18     04/16
--------------------------------------------------------------------------------

Class AV-2 To Call
--------------------------------------------------------------------------------
Prepay Speed             50% PPC     75% PPC     100% PPC    125% PPC   150% PPC
================================================================================
 WAL (yr)               5.84        3.99         2.95        2.26       1.73
 MDUR (yr)              5.38        3.75         2.81        2.17       1.68
 First Prin Pay        02/04        02/04       02/04        02/04     02/04
 Last Prin Pay         07/19        02/15       06/12        10/10     07/09
--------------------------------------------------------------------------------

Class AV-2 To Maturity
--------------------------------------------------------------------------------
Prepay Speed             50% PPC     75% PPC     100% PPC    125% PPC   150% PPC
================================================================================
 WAL (yr)               6.78        4.76         3.56        2.73       2.11
 MDUR (yr)              6.09        4.39         3.33        2.59       2.02
 First Prin Pay        02/04        02/04       02/04        02/04     02/04
 Last Prin Pay         10/31        03/27       06/22        11/18     04/16
--------------------------------------------------------------------------------

RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class M-1 To Call
--------------------------------------------------------------------------------
Prepay Speed           50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
================================================================================
 WAL (yr)            10.48        7.37         5.61        4.78         4.59
 MDUR (yr)            7.80        5.91         4.71        4.12         4.01
 First Prin Pay      04/09        09/07       03/07        07/07       11/07
 Last Prin Pay       07/19        02/15       06/12        10/10       07/09
--------------------------------------------------------------------------------

Class M-1 To Maturity
--------------------------------------------------------------------------------
Prepay Speed           50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
================================================================================
 WAL (yr)            11.39        8.11         6.20        5.25         4.99
 MDUR (yr)            8.16        6.29         5.06        4.43         4.28
 First Prin Pay      04/09        09/07       03/07        07/07       11/07
 Last Prin Pay       10/29        03/24       10/19        09/16       06/14
--------------------------------------------------------------------------------

Class M-2 To Call
--------------------------------------------------------------------------------
Prepay Speed           50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
================================================================================
 WAL (yr)            10.48        7.37         5.60        4.66         4.21
 MDUR (yr)            7.63        5.82         4.64        3.99         3.67
 First Prin Pay      04/09        09/07       02/07        04/07       07/07
 Last Prin Pay       07/19        02/15       06/12        10/10       07/09
--------------------------------------------------------------------------------

Class M-2 To Maturity
--------------------------------------------------------------------------------
Prepay Speed           50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
================================================================================
 WAL (yr)            11.34        8.06         6.15        5.10         4.58
 MDUR (yr)            7.95        6.15         4.96        4.26         3.92
 First Prin Pay      04/09        09/07       02/07        04/07       07/07
 Last Prin Pay       07/28        11/22       08/18        09/15       09/13
--------------------------------------------------------------------------------

RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class M-3 To Call
--------------------------------------------------------------------------------
Prepay Speed           50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
================================================================================
 WAL (yr)            10.48        7.37         5.59        4.62         4.09
 MDUR (yr)            7.55        5.77         4.61        3.93         3.55
 First Prin Pay      04/09        09/07       02/07        04/07       06/07
 Last Prin Pay       07/19        02/15       06/12        10/10       07/09
--------------------------------------------------------------------------------

Class M-3 To Maturity
--------------------------------------------------------------------------------
Prepay Speed           50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
================================================================================
 WAL (yr)            11.28        8.00         6.10        5.01         4.42
 MDUR (yr)            7.84        6.07         4.89        4.18         3.78
 First Prin Pay      04/09        09/07       02/07        04/07       06/07
 Last Prin Pay       10/26        01/21       03/17        07/14       09/12
--------------------------------------------------------------------------------

Class M-4 To Call
--------------------------------------------------------------------------------
Prepay Speed           50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
================================================================================
 WAL (yr)            10.48        7.37         5.59        4.61         4.05
 MDUR (yr)            7.40        5.68         4.55        3.88         3.49
 First Prin Pay      04/09        09/07       02/07        03/07       05/07
 Last Prin Pay       07/19        02/15       06/12        10/10       07/09
--------------------------------------------------------------------------------

Class M-4 To Maturity
--------------------------------------------------------------------------------
Prepay Speed           50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
================================================================================
 WAL (yr)            11.22        7.95         6.06        4.98         4.36
 MDUR (yr)            7.66        5.96         4.81        4.11         3.69
 First Prin Pay      04/09        09/07       02/07        03/07       05/07
 Last Prin Pay       01/26        04/20       08/16        01/14       04/12
--------------------------------------------------------------------------------

RBS Greenwich Capital                                        Wachovia Securities

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Class B-1 To Call
--------------------------------------------------------------------------------
Prepay Speed           50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
================================================================================
 WAL (yr)             1.83        1.97         2.16        2.45         2.84
 MDUR (yr)            1.75        1.88         2.06        2.32         2.68
 First Prin Pay      09/05        10/05       12/05        02/06       06/06
 Last Prin Pay       01/06        04/06       07/06        11/06       02/07
--------------------------------------------------------------------------------

Class B-1 To Maturity
--------------------------------------------------------------------------------
Prepay Speed           50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
================================================================================
 WAL (yr)             1.83        1.97         2.16        2.45         2.84
 MDUR (yr)            1.75        1.88         2.06        2.32         2.68
 First Prin Pay      09/05        10/05       12/05        02/06       06/06
 Last Prin Pay       01/06        04/06       07/06        11/06       02/07
--------------------------------------------------------------------------------

Class B-2 To Call
--------------------------------------------------------------------------------
Prepay Speed           50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
================================================================================
 WAL (yr)             1.45        1.53         1.63        1.76         1.96
 MDUR (yr)            1.38        1.45         1.54        1.67         1.84
 First Prin Pay      04/05        05/05       06/05        07/05       08/05
 Last Prin Pay       09/05        10/05       12/05        02/06       06/06
--------------------------------------------------------------------------------

Class B-2 To Maturity
--------------------------------------------------------------------------------
Prepay Speed           50% PPC     75% PPC     100% PPC    125% PPC     150% PPC
================================================================================
 WAL (yr)             1.45        1.53         1.63        1.76         1.96
 MDUR (yr)            1.38        1.45         1.54        1.67         1.84
 First Prin Pay      04/05        05/05       06/05        07/05       08/05
 Last Prin Pay       09/05        10/05       12/05        02/06       06/06
--------------------------------------------------------------------------------

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                        Initial Mortgage Loan Statistics

                             As of the Cut-off Date

Total Aggregate Outstanding Principal Balance         $687,297,144
Number Of Loans:                                             5,073

                                                           Minimum              Maximum
Average Outstanding Principal Balance:   $135,481          $10,005              $498,027
Average Original Principal Balance:      $135,855          $10,050              $499,000

Weighted Average Current Mortgage Rate:     7.336  %         5.220  %             13.990  %

ARMs Only
Weighted Average Gross Margin:              6.709  %         2.300  %             10.300  %
Weighted Average Maximum Mortgage Rate:    13.571  %        10.130  %             22.700  %
Weighted Average Minimum Mortgage Rate:     7.203  %         5.375  %             11.500  %
Weighted Average Initial Rate Cap:          2.980  %         1.500  %              3.000  %
Weighted Average Periodic Rate Cap:         1.098  %         1.000  %              1.500  %
Weighted Average Months To Next Adjustment:    23  months        9  months            36  months

Weighted Average Original Term:               341  months       60  months            360  months
Weighted Average Remaining Term:              339  months       57  months            360  months
Weighted Average Seasoning:                     2  months        0  months             19  months


Weighted Average Credit Score:                    636          526                    805
Weighted Average Combined LTV Ratio:            86.50  %      7.81  %              100.00  %


Origination Date:                               May 03, 2002            Nov 14, 2003
First Pay Date:                                 Jun 08, 2002            Jan 04, 2004
Maturity Date:                                  Sep 05, 2008            Dec 04, 2033

Top State Concentrations ($):           13.32 %  California,  8.60 %  Illinois,
                                          7.74 %  Michigan
Maximum Zip Code Concentration ($):     0.37 %  60629

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
PRODUCT TYPE:                                          Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 2/28 6 Mo LIBOR                                                1,195          176,005,645.17                25.61
 3/27 6 Mo LIBOR ARM                                               85           13,878,621.39                 2.02
 Balloon 10/25                                                     43            8,809,546.76                 1.28
 Balloon 15/30                                                    153           10,502,489.97                 1.53
 Balloon 5/25                                                      10            1,771,889.58                 0.26
 Fixed Rate 10 Year                                                24            1,918,371.46                 0.28
 Fixed Rate 15 Year                                               277           24,892,260.11                 3.62
 Fixed Rate 20 Year                                               283           26,943,284.47                 3.92
 Fixed Rate 25 Year                                                10            1,758,656.99                 0.26
 Fixed Rate 30 Year                                             2,992          420,775,325.19                61.22
 Fixed Rate 8 Year                                                  1               41,053.09                 0.01
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
RATE TYPE:                                             Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Fixed Rate                                                     3,793          497,412,877.62                72.37
 Adjustable Rate                                                1,280          189,884,266.56                27.63
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
AMORTIZATION TYPE:                                     Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Fully Amortizing                                               4,867          666,213,217.87                96.93
 Balloon                                                          206           21,083,926.31                 3.07
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
DELINQUENCY:                                           Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Current                                                        5,062          685,593,640.74                99.75
 30 - 59 Days Delinquent                                           11            1,703,503.44                 0.25
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
LIEN POSITION:                                         Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 First Lien                                                     4,689          669,418,915.90                97.40
 Second Lien                                                      384           17,878,228.28                 2.60
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
OUTSTANDING PRINCIPAL BALANCE:                         Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
    10,005  -    50,000                                           381           14,326,675.24                 2.08
    50,001  -   100,000                                         1,509          116,873,724.31                17.00
   100,001  -   150,000                                         1,498          185,687,093.87                27.02
   150,001  -   200,000                                           844          145,636,639.12                21.19
   200,001  -   250,000                                           436           97,379,979.89                14.17
   250,001  -   300,000                                           206           56,277,263.77                 8.19
   300,001  -   350,000                                           103           33,313,016.78                 4.85
   350,001  -   400,000                                            72           27,129,024.20                 3.95
   400,001  -   450,000                                            16            6,826,954.82                 0.99
   450,001  -   498,027                                             8            3,846,772.18                 0.56
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
CURRENT MORTGAGE RATE:                                 Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
  5.220  -  5.500                                                  12            1,535,319.91                 0.22
  5.501  -  6.000                                                  87           16,087,060.13                 2.34
  6.001  -  6.500                                                 503           82,132,227.06                11.95
  6.501  -  7.000                                               1,290          201,450,734.15                29.31
  7.001  -  7.500                                               1,195          168,923,995.10                24.58
  7.501  -  8.000                                                 989          132,394,088.71                19.26
  8.001  -  8.500                                                 347           39,667,426.85                 5.77
  8.501  -  9.000                                                 215           20,482,382.73                 2.98
  9.001  -  9.500                                                 127            8,687,593.06                 1.26
  9.501  - 10.000                                                 145            8,269,490.36                 1.20
 10.001  - 10.500                                                  60            3,348,118.08                 0.49
 10.501  - 11.000                                                  50            2,208,763.10                 0.32
 11.001  - 11.500                                                  18              761,398.99                 0.11
 11.501  - 12.000                                                  14              593,656.28                 0.09
 12.001  - 12.500                                                   9              328,665.78                 0.05
 12.501  - 13.000                                                   5              176,358.19                 0.03
 13.001  - 13.500                                                   5              175,220.40                 0.03
 13.501  - 13.990                                                   2               74,645.30                 0.01
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
REMAINING TERM:                                        Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
  57  -  60                                                        10            1,771,889.58                 0.26
  61  - 120                                                        68           10,768,971.31                 1.57
 121  - 180                                                       430           35,394,750.08                 5.15
 181  - 240                                                       283           26,943,284.47                 3.92
 241  - 300                                                        10            1,758,656.99                 0.26
 301  - 360                                                     4,272          610,659,591.75                88.85
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
SEASONING:                                             Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
   0                                                              222           27,354,957.24                 3.98
   1  -  12                                                     4,834          658,032,717.66                95.74
  13  -  19                                                        17            1,909,469.28                 0.28
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
CREDIT SCORE:                                          Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 526  - 550                                                       228           29,124,194.26                 4.24
 551  - 575                                                       349           46,587,196.19                 6.78
 576  - 600                                                       641           85,455,006.59                12.43
 601  - 625                                                       976          129,492,693.35                18.84
 626  - 650                                                     1,170          153,150,804.35                22.28
 651  - 675                                                       812          109,539,200.20                15.94
 676  - 700                                                       419           61,039,813.82                 8.88
 701  - 725                                                       212           34,397,599.65                 5.00
 726  - 750                                                       142           20,254,404.48                 2.95
 751  - 775                                                        87           13,002,731.13                 1.89
 776  - 800                                                        34            4,812,641.05                 0.70
 801  - 805                                                         3              440,859.11                 0.06
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
COMBINED LTV RATIO:                                    Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
   7.81  -  10.00                                                   3              180,478.57                 0.03
  10.01  -  15.00                                                  10              402,638.41                 0.06
  15.01  -  20.00                                                   8              468,725.50                 0.07
  20.01  -  25.00                                                   5              312,802.89                 0.05
  25.01  -  30.00                                                   6              538,408.19                 0.08
  30.01  -  35.00                                                  10              946,472.26                 0.14
  35.01  -  40.00                                                  18            1,762,943.75                 0.26
  40.01  -  45.00                                                  26            3,152,290.47                 0.46
  45.01  -  50.00                                                  37            5,073,278.00                 0.74
  50.01  -  55.00                                                  64            7,939,491.76                 1.16
  55.01  -  60.00                                                  66            8,611,785.92                 1.25
  60.01  -  65.00                                                 114           15,115,961.13                 2.20
  65.01  -  70.00                                                 176           24,859,852.40                 3.62
  70.01  -  75.00                                                 262           35,747,466.89                 5.20
  75.01  -  80.00                                                 684           96,621,383.99                14.06
  80.01  -  85.00                                                 605           83,389,774.12                12.13
  85.01  -  90.00                                               1,031          144,468,046.33                21.02
  90.01  -  95.00                                                 656           87,967,533.53                12.80
  95.01  - 100.00                                               1,292          169,737,810.07                24.70
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
DOCUMENTATION TYPES:                                   Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Full Documentation                                             4,406          580,292,234.99                84.43
 Stated Income                                                    499           79,475,526.48                11.56
 Lite Doc                                                          96           13,978,098.27                 2.03
 Alternative Documentation                                         72           13,551,284.44                 1.97
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
PREPAYMENT PENALTY STATUS:                             Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Prepayment Penalty                                             4,260          583,826,868.39                84.95
 No Prepayment Penalty                                            813          103,470,275.79                15.05
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
CREDIT GRADE:                                          Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 A                                                              4,165          569,445,698.05                82.85
 B                                                                649           85,971,015.86                12.51
 C                                                                259           31,880,430.27                 4.64
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
YEAR OF ORIGINATION:                                   Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 2002                                                              30            2,998,082.55                 0.44
 2003                                                           5,043          684,299,061.63                99.56
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
LOAN PURPOSE:                                          Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Cash Out Refinance                                             3,516          476,300,849.08                69.30
 Purchase                                                         805          111,407,241.25                16.21
 Rate/Term Refinance                                              752           99,589,053.85                14.49
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
OCCUPANCY:                                             Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Primary                                                        4,838          655,614,209.77                95.39
 Investor Non-owner                                               199           25,770,356.59                 3.75
 Second Home                                                       36            5,912,577.82                 0.86
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
PROPERTY TYPE:                                         Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Single Family                                                  4,541          607,625,260.99                88.41
 Condominium                                                      220           28,794,660.95                 4.19
 Duplex                                                           156           25,819,762.85                 3.76
 Triplex                                                           45            7,364,361.62                 1.07
 6 Units                                                           24            4,146,342.17                 0.60
 Mixed Use                                                         21            3,909,684.80                 0.57
 Quadruplex                                                        22            3,678,870.44                 0.54
 5 Units                                                           10            2,076,768.30                 0.30
 Townhouse                                                         14            2,037,855.11                 0.30
 Row Home                                                          18            1,381,657.11                 0.20
 8 Units                                                            1              286,257.33                 0.04
 7 Units                                                            1              175,662.51                 0.03
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
PREPAY PENALTY ORIGINAL PERIOD:                        Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
   0                                                              813          103,470,275.79                15.05
  12                                                              377           62,290,371.00                 9.06
  24                                                              850          124,603,175.32                18.13
  36                                                            2,227          292,775,183.83                42.60
  48                                                                4              457,825.23                 0.07
  60                                                              802          103,700,313.01                15.09
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
GEOGRAPHIC LOCATION:                                   Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Arizona                                                          102           13,038,884.69                 1.90
 California                                                       538           91,514,886.16                13.32
 Colorado                                                          54            7,589,141.02                 1.10
 Connecticut                                                       80           11,238,779.37                 1.64
 Delaware                                                          30            4,765,280.08                 0.69
 Florida                                                          246           29,616,420.35                 4.31
 Georgia                                                          154           21,091,036.16                 3.07
 Idaho                                                             12            1,451,469.20                 0.21
 Illinois                                                         367           59,117,394.64                 8.60
 Indiana                                                          151           15,698,710.79                 2.28
 Iowa                                                              29            2,944,662.18                 0.43
 Kansas                                                            85            9,303,944.81                 1.35
 Kentucky                                                         125           13,916,845.22                 2.02
 Maine                                                             16            2,362,812.94                 0.34
 Maryland                                                         245           35,735,523.77                 5.20
 Massachusetts                                                     91           16,426,576.65                 2.39
 Michigan                                                         437           53,212,631.34                 7.74
 Minnesota                                                         84           14,245,515.24                 2.07
 Missouri                                                         152           15,165,258.39                 2.21
 Montana                                                           15            1,585,344.74                 0.23
 Nebraska                                                          14            1,042,963.58                 0.15
 Nevada                                                            59            8,184,325.09                 1.19
 New Hampshire                                                     19            3,438,891.19                 0.50
 New Jersey                                                       166           28,723,990.11                 4.18
 New Mexico                                                        29            3,190,412.02                 0.46
 New York                                                         191           34,094,939.08                 4.96
 North Carolina                                                   194           25,895,044.80                 3.77
 North Dakota                                                       4              549,218.01                 0.08
 Ohio                                                             371           43,971,363.25                 6.40

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
GEOGRAPHIC LOCATION (Continued):                       Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Oklahoma                                                          25            2,646,515.70                 0.39
 Oregon                                                            37            4,113,522.40                 0.60
 Pennsylvania                                                     249           26,463,590.40                 3.85
 Rhode Island                                                      61            8,938,949.03                 1.30
 South Carolina                                                    91           10,375,555.24                 1.51
 South Dakota                                                      49            4,643,187.93                 0.68
 Tennessee                                                         97           10,946,303.55                 1.59
 Texas                                                              5              658,762.44                 0.10
 Utah                                                              21            2,255,457.71                 0.33
 Virginia                                                         210           25,858,727.71                 3.76
 Washington                                                        50            6,437,716.53                 0.94
 Wisconsin                                                        115           14,471,209.93                 2.11
 Wyoming                                                            3              375,380.74                 0.05
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           5,073          687,297,144.18               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
MAXIMUM MORTGAGE RATE (ARMs Only):                     Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 10.130  - 10.500                                                   1               83,845.16                 0.04
 11.001  - 11.500                                                   8            1,312,945.60                 0.69
 11.501  - 12.000                                                  29            4,940,389.53                 2.60
 12.001  - 12.500                                                  66           11,792,258.58                 6.21
 12.501  - 13.000                                                 238           35,713,699.34                18.81
 13.001  - 13.500                                                 291           44,854,601.62                23.62
 13.501  - 14.000                                                 319           48,868,454.26                25.74
 14.001  - 14.500                                                 156           20,815,568.81                10.96
 14.501  - 15.000                                                 113           14,505,264.95                 7.64
 15.001  - 15.500                                                  34            4,580,306.23                 2.41
 15.501  - 16.000                                                  13            1,548,806.32                 0.82
 16.001  - 16.500                                                   8              605,035.77                 0.32
 16.501  - 17.000                                                   2              147,515.12                 0.08
 17.001  - 17.500                                                   1               40,716.82                 0.02
 17.501  - 22.700                                                   1               74,858.45                 0.04
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                           1,280          189,884,266.56               100.00
================================================    ==================    ====================   ==================


RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                              Principal Balance   Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
MINIMUM MORTGAGE RATE (ARMs Only):                      Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------    -----------------
  5.375  -  5.500                                                    5              533,113.42                 0.28
  5.501  -  6.000                                                   39            6,226,930.03                 3.28
  6.001  -  6.500                                                  182           30,546,978.00                16.09
  6.501  -  7.000                                                  367           58,765,885.66                30.95
  7.001  -  7.500                                                  260           39,097,441.79                20.59
  7.501  -  8.000                                                  250           35,058,252.22                18.46
  8.001  -  8.500                                                   96           11,618,593.31                 6.12
  8.501  -  9.000                                                   49            4,870,762.40                 2.57
  9.001  -  9.500                                                   18            1,973,536.93                 1.04
  9.501  - 10.000                                                    7              657,490.25                 0.35
  10.001 - 11.500                                                    7              535,282.55                 0.28
-------------------------------------------------    ------------------    --------------------    -----------------
Total                                                            1,280          189,884,266.56               100.00
=================================================    ==================    ====================    =================



                                                                                                     % of Aggregate
                                                                              Principal Balance   Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
GROSS MARGIN (ARMs Only):                               Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------    -----------------
  2.300  -  2.500                                                    1               93,833.68                 0.05
  3.501  -  4.000                                                    1              228,810.31                 0.12
  4.501  -  5.000                                                   52            8,104,514.06                 4.27
  5.001  -  5.500                                                  117           20,057,701.41                10.56
  5.501  -  6.000                                                   48            9,054,283.94                 4.77
  6.001  -  6.500                                                  443           65,767,718.16                34.64
  6.501  -  7.000                                                  130           19,910,869.30                10.49
  7.001  -  7.500                                                  218           31,990,915.76                16.85
  7.501  -  8.000                                                  151           20,084,934.30                10.58
  8.001  -  8.500                                                   67            8,648,050.41                 4.55
  8.501  -  9.000                                                   43            4,849,712.60                 2.55
  9.001  -  9.500                                                    6              879,447.25                 0.46
  9.501  - 10.000                                                    2              141,579.00                 0.07
 10.001  - 10.300                                                    1               71,896.38                 0.04
-------------------------------------------------    ------------------    --------------------    -----------------
Total                                                            1,280          189,884,266.56               100.00
=================================================    ==================    ====================    =================


RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.




                                                                                                     % of Aggregate
                                                                              Principal Balance   Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
INITIAL RATE CAP (ARMs Only):                           Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------    -----------------
  1.500                                                             20            2,566,905.45                 1.35
  3.000                                                          1,260          187,317,361.11                98.65
-------------------------------------------------    ------------------    --------------------    -----------------
Total                                                            1,280          189,884,266.56               100.00
=================================================    ==================    ====================    =================



                                                                                                     % of Aggregate
                                                                              Principal Balance   Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
PERIODIC RATE CAP (ARMs Only):                          Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------    -----------------
  1.000                                                            999          152,540,694.16                80.33
  1.500                                                            281           37,343,572.40                19.67
-------------------------------------------------    ------------------    --------------------    -----------------
Total                                                            1,280          189,884,266.56               100.00
=================================================    ==================    ====================    =================



                                                                                                     % of Aggregate
                                                                              Principal Balance   Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
MONTHS TO NEXT ADJUSTMENT (ARMs Only):                  Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------    -----------------
   9  -  12                                                          8              931,942.45                 0.49
  13  -  18                                                         12            1,921,548.28                 1.01
  19  -  24                                                      1,175          173,152,154.44                91.19
  31  -  36                                                         85           13,878,621.39                 7.31
-------------------------------------------------    ------------------    --------------------    -----------------
Total                                                            1,280          189,884,266.56               100.00
=================================================    ==================    ====================    =================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                    Group I Initial Mortgage Loan Statistics

                             As of the Cut-off Date
Total Aggregate Outstanding Principal Balance:         $497,412,878
Number Of Loans:                                              3,793

                                                                 Minimum                 Maximum
Average Outstanding Principal Balance: $131,140                  $10,005                $491,018
Average Original Principal Balance:    $131,519                  $10,050                $493,000

Weighted Average Current Mortgage Rate:   7.387  %                 5.220  %               13.990  %

Weighted Average Original Term:             334  months               60  months             360  months
Weighted Average Remaining Term:            332  months               57  months             360  months
Weighted Average Seasoning:                   2  months                0  months              19  months

Weighted Average Credit Score:                   637                 526                     805
Weighted Average Combined LTV Ratio:           85.57  %             7.81  %               100.00  %


Origination Date:                               May 03, 2002                  Nov 14, 2003
First Pay Date:                                 Jun 08, 2002                  Jan 04, 2004
Maturity Date:                                  Sep 05, 2008                  Dec 04, 2033

Top State Concentrations ($):            12.47 %  California,  7.57 %  Illinois,
                                          7.15 %  Ohio
Maximum Zip Code Concentration ($):      0.35 %  60629

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
PRODUCT TYPE:                                           Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
 Balloon 10/25                                                      43            8,809,546.76                 1.77
 Balloon 15/30                                                     153           10,502,489.97                 2.11
 Balloon 5/25                                                       10            1,771,889.58                 0.36
 Fixed Rate 10 Year                                                 24            1,918,371.46                 0.39
 Fixed Rate 15 Year                                                277           24,892,260.11                 5.00
 Fixed Rate 20 Year                                                283           26,943,284.47                 5.42
 Fixed Rate 25 Year                                                 10            1,758,656.99                 0.35
 Fixed Rate 30 Year                                              2,992          420,775,325.19                84.59
 Fixed Rate 8 Year                                                   1               41,053.09                 0.01
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
RATE TYPE:                                              Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
 Fixed Rate                                                      3,793          497,412,877.62               100.00
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
AMORTIZATION TYPE:                                      Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
 Balloon                                                           206           21,083,926.31                 4.24
 Fully Amortizing                                                3,587          476,328,951.31                95.76
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================


                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
DELINQUENCY:                                            Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
 Current                                                         3,785          496,031,044.49                99.72
 30 - 59 Days Delinquent                                             8            1,381,833.13                 0.28
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================


RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
LIEN POSITION:                                          Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
 First Lien                                                      3,409          479,534,649.34                96.41
 Second Lien                                                       384           17,878,228.28                 3.59
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
OUTSTANDING PRINCIPAL BALANCE:                          Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
    10,005  -    50,000                                            361           13,476,991.42                 2.71
    50,001  -   100,000                                          1,189           92,001,749.36                18.50
   100,001  -   150,000                                          1,053          130,256,461.63                26.19
   150,001  -   200,000                                            597          102,933,660.36                20.69
   200,001  -   250,000                                            315           70,449,278.03                14.16
   250,001  -   300,000                                            135           36,893,375.24                 7.42
   300,001  -   350,000                                             74           24,064,690.39                 4.84
   350,001  -   400,000                                             49           18,482,875.06                 3.72
   400,001  -   450,000                                             14            5,968,272.39                 1.20
   450,001  -   491,018                                              6            2,885,523.74                 0.58
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
CURRENT MORTGAGE RATE:                                  Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
  5.220  -  5.500                                                    7            1,002,206.49                 0.20
  5.501  -  6.000                                                   48            9,860,130.10                 1.98
  6.001  -  6.500                                                  321           51,585,249.06                10.37
  6.501  -  7.000                                                  922          142,572,720.61                28.66
  7.001  -  7.500                                                  936          129,834,490.94                26.10
  7.501  -  8.000                                                  739           97,378,774.15                19.58
  8.001  -  8.500                                                  250           27,864,097.37                 5.60
  8.501  -  9.000                                                  167           15,857,609.09                 3.19
  9.001  -  9.500                                                  109            6,714,056.13                 1.35
  9.501  - 10.000                                                  138            7,612,000.11                 1.53
 10.001  - 10.500                                                   55            2,929,171.09                 0.59
 10.501  - 11.000                                                   49            2,133,144.36                 0.43
 11.001  - 11.500                                                   17              720,682.17                 0.14
 11.501  - 12.000                                                   14              593,656.28                 0.12
 12.001  - 12.500                                                    9              328,665.78                 0.07
 12.501  - 13.000                                                    5              176,358.19                 0.04
 13.001  - 13.500                                                    5              175,220.40                 0.04
 13.501  - 13.990                                                    2               74,645.30                 0.02
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
REMAINING TERM:                                         Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
  57  -  60                                                         10            1,771,889.58                 0.36
  61  - 120                                                         68           10,768,971.31                 2.16
 121  - 180                                                        430           35,394,750.08                 7.12
 181  - 240                                                        283           26,943,284.47                 5.42
 241  - 300                                                         10            1,758,656.99                 0.35
 301  - 360                                                      2,992          420,775,325.19                84.59
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
SEASONING:                                              Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
   0                                                               154           18,056,553.90                 3.63
   1  -  12                                                      3,627          478,097,124.02                96.12
  13  -  19                                                         12            1,259,199.70                 0.25
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
CREDIT SCORE:                                           Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
 526  - 550                                                        156           20,456,849.78                 4.11
 551  - 575                                                        262           34,755,266.31                 6.99
 576  - 600                                                        458           59,349,572.47                11.93
 601  - 625                                                        756           95,547,712.97                19.21
 626  - 650                                                        865          107,922,227.27                21.70
 651  - 675                                                        613           80,311,033.44                16.15
 676  - 700                                                        316           44,233,241.81                 8.89
 701  - 725                                                        160           25,507,519.57                 5.13
 726  - 750                                                        112           15,293,446.63                 3.07
 751  - 775                                                         66            9,832,075.30                 1.98
 776  - 800                                                         27            3,848,056.32                 0.77
 801  - 805                                                          2              355,875.75                 0.07
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
COMBINED LTV RATIO:                                     Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
   7.81  -  10.00                                                    3              180,478.57                 0.04
  10.01  -  15.00                                                   10              402,638.41                 0.08
  15.01  -  20.00                                                    8              468,725.50                 0.09
  20.01  -  25.00                                                    5              312,802.89                 0.06
  25.01  -  30.00                                                    6              538,408.19                 0.11
  30.01  -  35.00                                                   10              946,472.26                 0.19
  35.01  -  40.00                                                   13            1,346,264.67                 0.27
  40.01  -  45.00                                                   20            2,552,754.82                 0.51
  45.01  -  50.00                                                   31            3,938,750.39                 0.79
  50.01  -  55.00                                                   55            6,823,505.21                 1.37
  55.01  -  60.00                                                   59            7,904,288.85                 1.59
  60.01  -  65.00                                                   91           12,017,623.10                 2.42
  65.01  -  70.00                                                  144           20,378,109.43                 4.10
  70.01  -  75.00                                                  213           29,618,206.13                 5.95
  75.01  -  80.00                                                  497           70,274,772.98                14.13
  80.01  -  85.00                                                  466           62,977,434.00                12.66
  85.01  -  90.00                                                  750          100,945,349.00                20.29
  90.01  -  95.00                                                  499           64,238,834.30                12.91
  95.01  - 100.00                                                  913          111,547,458.92                22.43
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
DOCUMENTATION TYPES:                                    Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
 Full Documentation                                              3,318          422,289,500.74                84.90
 Stated Income                                                     348           55,106,741.90                11.08
 Lite Doc                                                           79           11,349,302.56                 2.28
 Alternative Documentation                                          48            8,667,332.42                 1.74
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
PREPAYMENT PENALTY STATUS:                              Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
 Prepayment Penalty                                              3,245          434,169,872.62                87.29
 No Prepayment Penalty                                             548           63,243,005.00                12.71
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
CREDIT GRADE:                                           Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
 A                                                               3,151          415,240,154.37                83.48
 B                                                                 474           61,456,367.19                12.36
 C                                                                 168           20,716,356.06                 4.16
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
YEAR OF ORIGINATION:                                    Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
 2002                                                               21            1,937,634.41                 0.39
 2003                                                            3,772          495,475,243.21                99.61
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
LOAN
PURPOSE:                                                Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
 Cash Out Refinance                                              2,765          365,381,764.22                73.46
 Rate/Term Refinance                                               546           70,556,792.46                14.18
 Purchase                                                          482           61,474,320.94                12.36
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
OCCUPANCY:                                              Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
 Primary                                                         3,610          472,110,794.24                94.91
 Investor Non-owner                                                161           21,219,752.98                 4.27
 Second Home                                                        22            4,082,330.40                 0.82
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
PROPERTY
TYPE:                                                   Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
 Single Family                                                   3,387          437,510,568.38                87.96
 Condominium                                                       155           19,517,503.71                 3.92
 Duplex                                                            117           18,924,795.60                 3.80
 Triplex                                                            41            6,314,775.20                 1.27
 6 Units                                                            24            4,146,342.17                 0.83
 Mixed Use                                                          21            3,909,684.80                 0.79
 Quadruplex                                                         15            2,426,365.08                 0.49
 5 Units                                                            10            2,076,768.30                 0.42
 Townhouse                                                           9            1,293,815.10                 0.26
 Row Home                                                           12              830,339.44                 0.17
 8 Units                                                             1              286,257.33                 0.06
 7 Units                                                             1              175,662.51                 0.04
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
PREPAY PENALTY ORIGINAL PERIOD:                         Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
   0                                                               548           63,243,005.00                12.71
  12                                                               320           51,633,031.53                10.38
  24                                                               226           32,115,514.39                 6.46
  36                                                             1,910          248,215,990.77                49.90
  48                                                                 4              457,825.23                 0.09
  60                                                               785          101,747,510.70                20.46
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
GEOGRAPHIC LOCATION:                                    Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
 Arizona                                                            61            6,804,741.31                 1.37
 California                                                        402           62,005,591.60                12.47
 Colorado                                                           39            5,004,352.61                 1.01
 Connecticut                                                        70            9,560,512.71                 1.92
 Delaware                                                           23            3,633,678.88                 0.73
 Florida                                                           197           23,682,276.85                 4.76
 Georgia                                                           125           16,834,725.70                 3.38
 Idaho                                                               7              850,700.41                 0.17
 Illinois                                                          244           37,632,126.83                 7.57
 Indiana                                                           118           12,305,277.96                 2.47
 Iowa                                                               19            1,711,134.45                 0.34
 Kansas                                                             53            5,470,553.36                 1.10
 Kentucky                                                           96           10,839,701.16                 2.18
 Maine                                                              15            2,126,199.02                 0.43
 Maryland                                                          213           31,180,142.87                 6.27
 Massachusetts                                                      79           14,012,926.69                 2.82
 Michigan                                                          217           23,551,452.53                 4.73
 Minnesota                                                          53            9,117,158.64                 1.83
 Missouri                                                           99            9,577,868.66                 1.93
 Montana                                                             9              995,921.48                 0.20
 Nebraska                                                           11              844,889.11                 0.17
 Nevada                                                             47            6,186,395.62                 1.24
 New Hampshire                                                      15            2,643,918.19                 0.53
 New Jersey                                                        131           22,321,966.59                 4.49
 New Mexico                                                         29            3,190,412.02                 0.64
 New York                                                          180           31,372,527.09                 6.31
 North Carolina                                                    148           18,978,170.70                 3.82
 North Dakota                                                        2              322,491.31                 0.06
 Ohio                                                              303           35,577,292.07                 7.15
 Oklahoma                                                           22            2,154,031.32                 0.43
 Oregon                                                             30            3,040,266.34                 0.61
 Pennsylvania                                                      210           21,903,159.02                 4.40
 Rhode Island                                                       56            8,061,410.95                 1.62
 South Carolina                                                     74            8,501,995.22                 1.71
 South Dakota                                                       25            2,290,387.43                 0.46

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                             Principal Balance    Principal Balance
                                                             Number of       Outstanding as of    Outstanding as of
GEOGRAPHIC LOCATION(Continued):                         Mortgage Loans        the Cut-off Date     the Cut-off Date
-------------------------------------------------    ------------------    --------------------   ------------------
 Tennessee                                                          80            8,945,019.16                 1.80
 Texas                                                               5              658,762.44                 0.13
 Utah                                                               16            1,582,902.81                 0.32
 Virginia                                                          182           21,783,011.91                 4.38
 Washington                                                         35            4,194,582.99                 0.84
 Wisconsin                                                          51            5,676,691.70                 1.14
 Wyoming                                                             2              285,549.91                 0.06
-------------------------------------------------    ------------------    --------------------   ------------------
Total                                                            3,793          497,412,877.62               100.00
=================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                    Group II Initial Mortgage Loan Statistics
                             As of the Cut-off Date
Total Aggregate Outstanding Principal Balance:        $189,884,267
Number Of Loans:                                             1,280

                                                                 Minimum               Maximum
Average Outstanding Principal Balance:     $148,347              $25,550               $498,027
Average Original Principal Balance:        $148,705              $25,600               $499,000

Weighted Average Current Mortgage Rate:       7.201  %             5.375  %            11.500  %

Weighted Average Gross Margin:                6.709  %             2.300  %            10.300  %
Weighted Average Maximum Mortgage Rate:      13.571  %            10.130  %            22.700  %
Weighted Average Minimum Mortgage Rate:       7.203  %             5.375  %            11.500  %
Weighted Average Initial Rate Cap:            2.980  %             1.500  %             3.000  %
Weighted Average Periodic Rate Cap:           1.098  %             1.000  %             1.500  %
Weighted Average Months To Next Adjustment:      23  months            9  months           36  months

Weighted Average Original Term:                 360  months          360  months          360  months
Weighted Average Remaining Term:                358  months          345  months          360  months
Weighted Average Seasoning:                       2  months            0  months           15  months


Weighted Average Credit Score:                  635                  526                  801

Weighted Average Combined LTV Ratio:          88.92  %             36.21  %            100.00  %


Origination Date:                             Aug 31, 2002                  Nov 14, 2003
First Pay Date:                               Oct 01, 2002                  Jan 01, 2004
Maturity Date:                                Sep 01, 2032                  Dec 01, 2033

Top State Concentrations ($):           15.62 %  Michigan,  15.54 %  California,
                                          11.31 %  Illinois
Maximum Zip Code Concentration ($):     0.51 %  60652

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
PRODUCT TYPE:                                          Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
 2/28 6 Mo LIBOR ARM                                            1,195         176,005,645.17                 92.69
 3/27 6 Mo LIBOR ARM                                               85          13,878,621.39                  7.31
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
RATE TYPE:                                             Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
Adjustable Rate                                                 1,280         189,884,266.56                100.00
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
AMORTIZATION TYPE:                                     Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
 Fully Amortizing                                               1,280         189,884,266.56                100.00
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================


                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
DELINQUENCY:                                           Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
 Current                                                        1,277         189,562,596.25                 99.83
 30 - 59 Days Delinquent                                            3             321,670.31                  0.17
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================


                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
LIEN POSITION:                                         Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
 First Lien                                                     1,280         189,884,266.56                100.00
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                             Number of      Outstanding as of     Outstanding as of
 OUTSTANDING PRINCIPAL BALANCE:                         Mortgage Loans       the Cut-off Date      the Cut-off Date
 ------------------------------------------------    ------------------   --------------------    ------------------
     25,550  -    50,000                                            20             849,683.82                  0.45
     50,001  -   100,000                                           320          24,871,974.95                 13.10
    100,001  -   150,000                                           445          55,430,632.24                 29.19
    150,001  -   200,000                                           247          42,702,978.76                 22.49
    200,001  -   250,000                                           121          26,930,701.86                 14.18
    250,001  -   300,000                                            71          19,383,888.53                 10.21
    300,001  -   350,000                                            29           9,248,326.39                  4.87
    350,001  -   400,000                                            23           8,646,149.14                  4.55
    400,001  -   450,000                                             2             858,682.43                  0.45
    450,001  -   498,027                                             2             961,248.44                  0.51
 ------------------------------------------------    ------------------   --------------------    ------------------
 Total                                                           1,280         189,884,266.56                100.00
 ================================================    ==================   ====================    ==================

                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
CURRENT MORTGAGE RATE:                                 Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
  5.375  -  5.500                                                   5             533,113.42                  0.28
  5.501  -  6.000                                                  39           6,226,930.03                  3.28
  6.001  -  6.500                                                 182          30,546,978.00                 16.09
  6.501  -  7.000                                                 368          58,878,013.54                 31.01
  7.001  -  7.500                                                 259          39,089,504.16                 20.59
  7.501  -  8.000                                                 250          35,015,314.56                 18.44
  8.001  -  8.500                                                  97          11,803,329.48                  6.22
  8.501  -  9.000                                                  48           4,624,773.64                  2.44
  9.001  -  9.500                                                  18           1,973,536.93                  1.04
  9.501  - 10.000                                                   7             657,490.25                  0.35
 10.001  - 10.500                                                   5             418,946.99                  0.22
 10.501  - 11.000                                                   1              75,618.74                  0.04
 11.001  - 11.500                                                   1              40,716.82                  0.02
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
REMAINING TERM:                                        Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
 345  - 360                                                     1,280         189,884,266.56                100.00
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
SEASONING:                                             Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
   0                                                               68           9,298,403.34                  4.90
   1  -  12                                                     1,207         179,935,593.64                 94.76
  13  -  15                                                         5             650,269.58                  0.34
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
CREDIT SCORE:                                          Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
 526  - 550                                                        72           8,667,344.48                  4.56
 551  - 575                                                        87          11,831,929.88                  6.23
 576  - 600                                                       183          26,105,434.12                 13.75
 601  - 625                                                       220          33,944,980.38                 17.88
 626  - 650                                                       305          45,228,577.08                 23.82
 651  - 675                                                       199          29,228,166.76                 15.39
 676  - 700                                                       103          16,806,572.01                  8.85
 701  - 725                                                        52           8,890,080.08                  4.68
 726  - 750                                                        30           4,960,957.85                  2.61
 751  - 775                                                        21           3,170,655.83                  1.67
 776  - 800                                                         7             964,584.73                  0.51
 801  - 801                                                         1              84,983.36                  0.04
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
COMBINED LTV RATIO:                                    Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
  36.21  -  40.00                                                   5             416,679.08                  0.22
  40.01  -  45.00                                                   6             599,535.65                  0.32
  45.01  -  50.00                                                   6           1,134,527.61                  0.60
  50.01  -  55.00                                                   9           1,115,986.55                  0.59
  55.01  -  60.00                                                   7             707,497.07                  0.37
  60.01  -  65.00                                                  23           3,098,338.03                  1.63
  65.01  -  70.00                                                  32           4,481,742.97                  2.36
  70.01  -  75.00                                                  49           6,129,260.76                  3.23
  75.01  -  80.00                                                 187          26,346,611.01                 13.88
  80.01  -  85.00                                                 139          20,412,340.12                 10.75
  85.01  -  90.00                                                 281          43,522,697.33                 22.92
  90.01  -  95.00                                                 157          23,728,699.23                 12.50
  95.01  - 100.00                                                 379          58,190,351.15                 30.65
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                             Number of      Outstanding as of     Outstanding as of
 DOCUMENTATION TYPES:                                   Mortgage Loans       the Cut-off Date      the Cut-off Date
 ------------------------------------------------    ------------------   --------------------    ------------------
  Full Documentation                                             1,088         158,002,734.25                 83.21
  Stated  Income                                                   151          24,368,784.58                 12.83
  Alternative  Documentation                                        24           4,883,952.02                  2.57
  Lite  Doc                                                         17           2,628,795.71                  1.38
 ------------------------------------------------    ------------------   --------------------    ------------------
 Total                                                           1,280         189,884,266.56                100.00
 ================================================    ==================   ====================    ==================

                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
PREPAYMENT PENALTY STATUS:                             Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
 Prepayment Penalty                                             1,015         149,656,995.77                 78.81
 No Prepayment Penalty                                            265          40,227,270.79                 21.19
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
CREDIT GRADE:                                          Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
 A                                                              1,014         154,205,543.68                 81.21
 B                                                                175          24,514,648.67                 12.91
 C                                                                 91          11,164,074.21                  5.88
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
YEAR OF ORIGINATION:                                   Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
 2002                                                               9           1,060,448.14                  0.56
 2003                                                           1,271         188,823,818.42                 99.44
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
LOAN  PURPOSE:                                         Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
 Cash Out Refinance                                               751         110,919,084.86                 58.41
 Purchase                                                         323          49,932,920.31                 26.30
 Rate/Term  Refinance                                             206          29,032,261.39                 15.29
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
OCCUPANCY:                                             Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
 Primary                                                        1,228         183,503,415.53                 96.64
 Investor Non-owner                                                38           4,550,603.61                  2.40
 Second Home                                                       14           1,830,247.42                  0.96
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
PROPERTY TYPE:                                         Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
 Single Family                                                  1,154         170,114,692.61                 89.59
 Condominium                                                       65           9,277,157.24                  4.89
 Duplex                                                            39           6,894,967.25                  3.63
 Quadruplex                                                         7           1,252,505.36                  0.66
 Triplex                                                            4           1,049,586.42                  0.55
 Townhouse                                                          5             744,040.01                  0.39
 Row Home                                                           6             551,317.67                  0.29
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

                                                                                                            % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
PREPAY PENALTY ORIGINAL PERIOD:                        Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
   0                                                              265          40,227,270.79                 21.19
  12                                                               57          10,657,339.47                  5.61
  24                                                              624          92,487,660.93                 48.71
  36                                                              317          44,559,193.06                 23.47
  60                                                               17           1,952,802.31                  1.03
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
GEOGRAPHIC LOCATION:                                   Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
 Arizona                                                           41           6,234,143.38                  3.28
 California                                                       136          29,509,294.56                 15.54
 Colorado                                                          15           2,584,788.41                  1.36
 Connecticut                                                       10           1,678,266.66                  0.88
 Delaware                                                           7           1,131,601.20                  0.60
 Florida                                                           49           5,934,143.50                  3.13
 Georgia                                                           29           4,256,310.46                  2.24
 Idaho                                                              5             600,768.79                  0.32
 Illinois                                                         123          21,485,267.81                 11.31
 Indiana                                                           33           3,393,432.83                  1.79
 Iowa                                                              10           1,233,527.73                  0.65
 Kansas                                                            32           3,833,391.45                  2.02
 Kentucky                                                          29           3,077,144.06                  1.62
 Maine                                                              1             236,613.92                  0.12
 Maryland                                                          32           4,555,380.90                  2.40
 Massachusetts                                                     12           2,413,649.96                  1.27
 Michigan                                                         220          29,661,178.81                 15.62
 Minnesota                                                         31           5,128,356.60                  2.70
 Missouri                                                          53           5,587,389.73                  2.94
 Montana                                                            6             589,423.26                  0.31
 Nebraska                                                           3             198,074.47                  0.10
 Nevada                                                            12           1,997,929.47                  1.05
 New Hampshire                                                      4             794,973.00                  0.42
 New Jersey                                                        35           6,402,023.52                  3.37
 New York                                                          11           2,722,411.99                  1.43
 North Carolina                                                    46           6,916,874.10                  3.64
 North Dakota                                                       2             226,726.70                  0.12
 Ohio                                                              68           8,394,071.18                  4.42
 Oklahoma                                                           3             492,484.38                  0.26
 Oregon                                                             7           1,073,256.06                  0.57
 Pennsylvania                                                      39           4,560,431.38                  2.40
 Rhode Island                                                       5             877,538.08                  0.46
 South Carolina                                                    17           1,873,560.02                  0.99
 South Dakota                                                      24           2,352,800.50                  1.24
 Tennessee                                                         17           2,001,284.39                  1.05
 Utah                                                               5             672,554.90                  0.35
 Virginia                                                          28           4,075,715.80                  2.15
 Washington                                                        15           2,243,133.54                  1.18
 Wisconsin                                                         64           8,794,518.23                  4.63
 Wyoming                                                            1              89,830.83                  0.05
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
MAXIMUM MORTGAGE RATE:                                 Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
 10.130  - 10.500                                                   1              83,845.16                  0.04
 11.001  - 11.500                                                   8           1,312,945.60                  0.69
 11.501  - 12.000                                                  29           4,940,389.53                  2.60
 12.001  - 12.500                                                  66          11,792,258.58                  6.21
 12.501  - 13.000                                                 238          35,713,699.34                 18.81
 13.001  - 13.500                                                 291          44,854,601.62                 23.62
 13.501  - 14.000                                                 319          48,868,454.26                 25.74
 14.001  - 14.500                                                 156          20,815,568.81                 10.96
 14.501  - 15.000                                                 113          14,505,264.95                  7.64
 15.001  - 15.500                                                  34           4,580,306.23                  2.41
 15.501  - 16.000                                                  13           1,548,806.32                  0.82
 16.001  - 16.500                                                   8             605,035.77                  0.32
 16.501  - 17.000                                                   2             147,515.12                  0.08
 17.001  - 17.500                                                   1              40,716.82                  0.02
 17.501  - 22.700                                                   1              74,858.45                  0.04
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
MINIMUM MORTGAGE RATE:                                 Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
  5.375  -  5.500                                                   5             533,113.42                  0.28
  5.501  -  6.000                                                  39           6,226,930.03                  3.28
  6.001  -  6.500                                                 182          30,546,978.00                 16.09
  6.501  -  7.000                                                 367          58,765,885.66                 30.95
  7.001  -  7.500                                                 260          39,097,441.79                 20.59
  7.501  -  8.000                                                 250          35,058,252.22                 18.46
  8.001  -  8.500                                                  96          11,618,593.31                  6.12
  8.501  -  9.000                                                  49           4,870,762.40                  2.57
  9.001  -  9.500                                                  18           1,973,536.93                  1.04
  9.501  - 10.000                                                   7             657,490.25                  0.35
  10.001 - 11.500                                                   7             535,282.55                  0.28
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
GROSS MARGIN:                                          Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
  2.300  -  2.500                                                   1              93,833.68                  0.05
  3.501  -  4.000                                                   1             228,810.31                  0.12
  4.501  -  5.000                                                  52           8,104,514.06                  4.27
  5.001  -  5.500                                                 117          20,057,701.41                 10.56
  5.501  -  6.000                                                  48           9,054,283.94                  4.77
  6.001  -  6.500                                                 443          65,767,718.16                 34.64
  6.501  -  7.000                                                 130          19,910,869.30                 10.49
  7.001  -  7.500                                                 218          31,990,915.76                 16.85
  7.501  -  8.000                                                 151          20,084,934.30                 10.58
  8.001  -  8.500                                                  67           8,648,050.41                  4.55
  8.501  -  9.000                                                  43           4,849,712.60                  2.55
  9.001  -  9.500                                                   6             879,447.25                  0.46
  9.501  - 10.000                                                   2             141,579.00                  0.07
 10.001  - 10.300                                                   1              71,896.38                  0.04
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
INITIAL RATE CAP:                                      Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
  1.500                                                            20           2,566,905.45                  1.35
  3.000                                                         1,260         187,317,361.11                 98.65
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
PERIODIC RATE CAP:                                     Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
  1.000                                                           999         152,540,694.16                 80.33
  1.500                                                           281          37,343,572.40                 19.67
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                           Principal Balance     Principal Balance
                                                            Number of      Outstanding as of     Outstanding as of
MONTHS TO NEXT ADJUSTMENT:                             Mortgage Loans       the Cut-off Date      the Cut-off Date
------------------------------------------------    ------------------   --------------------    ------------------
   9  -  12                                                         8             931,942.45                  0.49
  13  -  18                                                        12           1,921,548.28                  1.01
  19  -  24                                                     1,175         173,152,154.44                 91.19
  31  -  36                                                        85          13,878,621.39                  7.31
------------------------------------------------    ------------------   --------------------    ------------------
Total                                                           1,280         189,884,266.56                100.00
================================================    ==================   ====================    ==================


RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                   Group II-A Initial Mortgage Loan Statistics
                             As of the Cut-off Date
Total Aggregate Outstanding Principal Balance:         $94,920,492
Number Of Loans:                                               650

                                                                          Minimum                  Maximum
Average Outstanding Principal Balance:       $146,032                     $25,550                 $331,952
Average Original Principal Balance:          $146,389                     $25,600                 $332,500

Weighted Average Current Mortgage Rate:         7.280  %                    5.375  %                11.500  %

Weighted Average Gross Margin:                  6.727  %                    2.300  %                 9.500  %
Weighted Average Maximum Mortgage Rate:        13.610  %                   10.130  %                22.700  %
Weighted Average Minimum Mortgage Rate:         7.280  %                    5.375  %                11.500  %
Weighted Average Initial Rate Cap:              2.975  %                    1.500  %                 3.000  %
Weighted Average Periodic Rate Cap:             1.107  %                    1.000  %                 1.500  %
Weighted Average Months To Next Adjustment:        23  months                   9  months               36  months

Weighted Average Original Term:                   360  months                 360  months              360  months
Weighted Average Remaining Term:                  358  months                 345  months              360  months
Weighted Average Seasoning:                         2  months                   0  months               15  months


Weighted Average Credit Score:                    633                         526                      801

Weighted Average Combined LTV Ratio:            88.85  %                    37.11  %                100.00  %


Origination Date:                               Aug 31, 2002               Nov 12, 2003
First Pay Date:                                 Oct 01, 2002               Jan 01, 2004
Maturity Date:                                  Sep 01, 2032               Dec 01, 2033

Top State Concentrations ($):                   16.55 %  California,  15.18 %
                                                  Michigan,  11.21 %  Illinois
Maximum Zip Code Concentration ($):             0.73 %  60618

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
PRODUCT TYPE:                                          Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 2/28 6 Mo LIBOR ARM                                              609           88,860,422.03                93.62
 3/27 6 Mo LIBOR ARM                                               41            6,060,069.97                 6.38
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
RATE TYPE:                                             Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Adjustable Rate                                                  650           94,920,492.00               100.00
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
AMORTIZATION TYPE:                                     Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Fully Amortizing                                                 650           94,920,492.00               100.00
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
DELINQUENCY:                                           Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Current                                                          648           94,683,393.50                99.75
 30 - 59 Days Delinquent                                            2              237,098.50                 0.25
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
LIEN POSITION:                                         Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 First Lien                                                       650           94,920,492.00               100.00
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
OUTSTANDING PRINCIPAL BALANCE:                         Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
    25,550  -    50,000                                            13              551,602.69                 0.58
    50,001  -   100,000                                           149           11,696,768.33                12.32
   100,001  -   150,000                                           233           29,143,965.82                30.70
   150,001  -   200,000                                           131           22,547,354.77                23.75
   200,001  -   250,000                                            65           14,380,643.54                15.15
   250,001  -   300,000                                            47           12,835,214.60                13.52
   300,001  -   331,952                                            12            3,764,942.25                 3.97
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
CURRENT MORTGAGE RATE:                                 Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
  5.375  -  5.500                                                   4              446,409.45                 0.47
  5.501  -  6.000                                                  16            2,197,763.61                 2.32
  6.001  -  6.500                                                  78           12,573,211.76                13.25
  6.501  -  7.000                                                 172           27,995,729.45                29.49
  7.001  -  7.500                                                 138           20,069,170.52                21.14
  7.501  -  8.000                                                 139           19,887,252.01                20.95
  8.001  -  8.500                                                  57            6,745,176.04                 7.11
  8.501  -  9.000                                                  29            3,142,723.85                 3.31
  9.001  -  9.500                                                  11            1,461,335.90                 1.54
  9.501  - 10.000                                                   3              204,122.91                 0.22
 10.001  - 10.500                                                   2              156,879.68                 0.17
 11.001  - 11.500                                                   1               40,716.82                 0.04
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
REMAINING TERM:                                        Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 345  - 360                                                       650           94,920,492.00               100.00
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
SEASONING:                                             Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
   0                                                               28            3,747,014.05                 3.95
   1  -  12                                                       618           90,647,281.20                95.50
  13  -  15                                                         4              526,196.75                 0.55
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
CREDIT SCORE:                                          Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 526  - 550                                                        41            4,992,912.37                 5.26
 551  - 575                                                        46            5,712,482.06                 6.02
 576  - 600                                                        97           14,518,930.49                15.30
 601  - 625                                                       111           17,093,893.60                18.01
 626  - 650                                                       155           22,492,816.35                23.70
 651  - 675                                                        91           12,543,172.40                13.21
 676  - 700                                                        47            7,657,711.81                 8.07
 701  - 725                                                        28            4,542,728.16                 4.79
 726  - 750                                                        13            2,312,242.31                 2.44
 751  - 775                                                        14            2,079,646.70                 2.19
 776  - 800                                                         6              888,972.39                 0.94
 801  - 801                                                         1               84,983.36                 0.09
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
COMBINED LTV RATIO:                                    Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
  37.11  -  40.00                                                   2              116,345.24                 0.12
  40.01  -  45.00                                                   5              548,176.09                 0.58
  50.01  -  55.00                                                   3              192,109.48                 0.20
  55.01  -  60.00                                                   4              499,329.88                 0.53
  60.01  -  65.00                                                  10            1,274,153.62                 1.34
  65.01  -  70.00                                                  14            2,117,719.26                 2.23
  70.01  -  75.00                                                  24            2,908,518.57                 3.06
  75.01  -  80.00                                                  98           14,107,304.50                14.86
  80.01  -  85.00                                                  80           11,536,371.14                12.15
  85.01  -  90.00                                                 157           23,713,219.18                24.98
  90.01  -  95.00                                                  82           12,295,064.42                12.95
  95.01  - 100.00                                                 171           25,612,180.62                26.98
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
DOCUMENTATION TYPES:                                   Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Full Documentation                                               545           78,370,610.17                82.56
 Stated Income                                                     85           13,301,573.34                14.01
 Alternative Documentation                                         13            2,218,751.61                 2.34
 Lite Doc                                                           7            1,029,556.88                 1.08
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
PREPAYMENT PENALTY STATUS:                             Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Prepayment Penalty                                               523           76,851,977.46                80.96
 No Prepayment Penalty                                            127           18,068,514.54                19.04
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
CREDIT GRADE:                                          Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 A                                                                504           75,545,826.94                79.59
 B                                                                101           14,146,084.68                14.90
 C                                                                 45            5,228,580.38                 5.51
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
YEAR OF ORIGINATION:                                   Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 2002                                                               7              831,445.65                 0.88
 2003                                                             643           94,089,046.35                99.12
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
LOAN PURPOSE:                                          Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Cash Out Refinance                                               379           55,630,357.83                58.61
 Purchase                                                         167           24,446,611.75                25.75
 Rate/Term Refinance                                              104           14,843,522.42                15.64
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
OCCUPANCY:                                             Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Primary                                                          622           91,405,048.78                96.30
 Investor Non-owner                                                23            2,991,164.30                 3.15
 Second Home                                                        5              524,278.92                 0.55
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
PROPERTY TYPE:                                         Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Single Family                                                    577           84,159,328.81                88.66
 Condominium                                                       34            4,296,741.13                 4.53
 Duplex                                                            24            4,253,361.50                 4.48
 Townhouse                                                          5              744,040.01                 0.78
 Triplex                                                            3              665,604.34                 0.70
 Quadruplex                                                         3              516,369.30                 0.54
 Row Home                                                           4              285,046.91                 0.30
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
PREPAY PENALTY ORIGINAL PERIOD:                        Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
   0                                                              127           18,068,514.54                19.04
  12                                                               26            4,590,896.33                 4.84
  24                                                              322           48,670,625.11                51.28
  36                                                              175           23,590,456.02                24.85
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
GEOGRAPHIC LOCATION:                                   Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 Arizona                                                           20            2,745,870.17                 2.89
 California                                                        74           15,705,556.30                16.55
 Colorado                                                           7            1,160,627.67                 1.22
 Connecticut                                                        5              838,168.04                 0.88
 Delaware                                                           2              188,784.30                 0.20
 Florida                                                           28            3,531,957.01                 3.72
 Georgia                                                           18            2,493,007.24                 2.63
 Idaho                                                              2              232,514.77                 0.24
 Illinois                                                          66           10,638,618.88                11.21
 Indiana                                                           13            1,268,464.68                 1.34
 Iowa                                                               7              884,189.09                 0.93
 Kansas                                                            15            1,683,701.19                 1.77
 Kentucky                                                          17            2,025,918.61                 2.13
 Maine                                                              1              236,613.92                 0.25
 Maryland                                                          16            2,573,879.44                 2.71
 Massachusetts                                                      7            1,458,838.37                 1.54
 Michigan                                                         111           14,412,186.12                15.18
 Minnesota                                                         17            2,802,963.12                 2.95
 Missouri                                                          21            2,103,427.19                 2.22
 Montana                                                            6              589,423.26                 0.62
 Nebraska                                                           1               39,954.95                 0.04
 Nevada                                                             6            1,027,113.53                 1.08
 New Hampshire                                                      2              332,608.91                 0.35
 New Jersey                                                        20            3,052,005.52                 3.22
 New York                                                           4              942,955.64                 0.99
 North Carolina                                                    18            2,736,481.98                 2.88
 Ohio                                                              33            4,032,425.04                 4.25
 Oklahoma                                                           2              416,087.58                 0.44
 Oregon                                                             5              834,818.85                 0.88
 Pennsylvania                                                      18            2,229,669.38                 2.35
 South Carolina                                                     9            1,051,188.72                 1.11
 South Dakota                                                      16            1,813,211.56                 1.91
 Tennessee                                                          5              634,380.10                 0.67
 Utah                                                               4              609,523.11                 0.64
 Virginia                                                          12            1,761,912.07                 1.86
 Washington                                                        11            1,690,142.42                 1.78
 Wisconsin                                                         30            4,051,472.44                 4.27
 Wyoming                                                            1               89,830.83                 0.09
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
MAXIMUM MORTGAGE RATE:                                 Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
 10.130  - 10.500                                                   1               83,845.16                 0.09
 11.001  - 11.500                                                   5              652,692.79                 0.69
 11.501  - 12.000                                                  13            1,882,939.53                 1.98
 12.001  - 12.500                                                  34            5,877,995.27                 6.19
 12.501  - 13.000                                                 113           17,850,916.58                18.81
 13.001  - 13.500                                                 139           20,396,785.57                21.49
 13.501  - 14.000                                                 166           24,732,241.38                26.06
 14.001  - 14.500                                                  86           11,286,897.47                11.89
 14.501  - 15.000                                                  60            8,184,564.99                 8.62
 15.001  - 15.500                                                  21            2,866,346.74                 3.02
 15.501  - 16.000                                                   7              776,929.35                 0.82
 16.001  - 16.500                                                   3              212,761.90                 0.22
 17.001  - 17.500                                                   1               40,716.82                 0.04
 17.5001 - 22.700                                                   1               74,858.45                 0.08
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
MINIMUM MORTGAGE RATE:                                 Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
  5.375  -  5.500                                                   4              446,409.45                 0.47
  5.501  -  6.000                                                  16            2,197,763.61                 2.32
  6.001  -  6.500                                                  78           12,573,211.76                13.25
  6.501  -  7.000                                                 172           27,995,729.45                29.49
  7.001  -  7.500                                                 138           20,069,170.52                21.14
  7.501  -  8.000                                                 140           20,071,988.18                21.15
  8.001  -  8.500                                                  56            6,560,439.87                 6.91
  8.501  -  9.000                                                  29            3,142,723.85                 3.31
  9.001  -  9.500                                                  11            1,461,335.90                 1.54
  9.501  - 10.000                                                   3              204,122.91                 0.22
  10.001 - 11.500                                                   3              197,596.50                 0.21
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
GROSS MARGIN:                                          Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
  2.300  -  2.500                                                   1               93,833.68                 0.10
  3.501  -  4.000                                                   1              228,810.31                 0.24
  4.501  -  5.000                                                  25            3,717,819.97                 3.92
  5.001  -  5.500                                                  64           11,239,789.07                11.84
  5.501  -  6.000                                                  22            3,690,185.37                 3.89
  6.001  -  6.500                                                 229           33,313,585.64                35.10
  6.501  -  7.000                                                  58            9,248,564.46                 9.74
  7.001  -  7.500                                                  94           13,166,883.54                13.87
  7.501  -  8.000                                                  94           12,167,190.61                12.82
  8.001  -  8.500                                                  36            4,660,954.88                 4.91
  8.501  -  9.000                                                  21            2,586,139.67                 2.72
  9.001  -  9.500                                                   5              806,734.80                 0.85
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
INITIAL RATE CAP:                                      Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
  1.500                                                            12            1,600,867.54                 1.69
  3.000                                                           638           93,319,624.46                98.31
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
PERIODIC RATE CAP:                                     Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
  1.000                                                           495           74,694,924.08                78.69
  1.500                                                           155           20,225,567.92                21.31
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

                                                                                                    % of Aggregate
                                                                            Principal Balance    Principal Balance
                                                            Number of       Outstanding as of    Outstanding as of
MONTHS TO NEXT ADJUSTMENT:                             Mortgage Loans        the Cut-off Date     the Cut-off Date
------------------------------------------------    ------------------    --------------------   ------------------
   9  -  12                                                         6              702,939.96                 0.74
  13  -  18                                                        10            1,688,873.68                 1.78
  19  -  24                                                       593           86,468,608.39                91.10
  31  -  36                                                        41            6,060,069.97                 6.38
------------------------------------------------    ------------------    --------------------   ------------------
Total                                                             650           94,920,492.00               100.00
================================================    ==================    ====================   ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                   Group II-B Initial Mortgage Loan Statistics

                             As of the Cut-off Date
Total Aggregate Outstanding Principal Balance:          $94,963,775
Number Of Loans:                                                630

                                                                              Minimum                  Maximum
Average Outstanding Principal Balance:         $150,736                       $29,929                 $498,027
Average Original Principal Balance:            $151,094                       $30,000                 $499,000

Weighted Average Current Mortgage Rate:           7.122  %                      5.490  %                10.750  %

Weighted Average Gross Margin:                    6.691  %                      4.800  %                10.300  %
Weighted Average Maximum Mortgage Rate:          13.532  %                     11.050  %                16.750  %
Weighted Average Minimum Mortgage Rate:           7.125  %                      5.490  %                10.750  %
Weighted Average Initial Rate Cap:                2.985  %                      1.500  %                 3.000  %
Weighted Average Periodic Rate Cap:               1.090  %                      1.000  %                 1.500  %
Weighted Average Months To Next Adjustment:         23  months                    10  months               36  months

Weighted Average Original Term:                    360  months                   360  months              360  months
Weighted Average Remaining Term:                   358  months                   346  months              360  months
Weighted Average Seasoning:                          2  months                     0  months               14  months


Weighted Average Credit Score:                     636                           526                      781

Weighted Average Combined LTV Ratio:             89.00  %                      36.21  %                100.00  %


Origination Date:                                Sep 04, 2002                  Nov 14, 2003
First Pay Date:                                  Nov 01, 2002                  Jan 01, 2004
Maturity Date:                                   Oct 01, 2032                  Dec 01, 2033

Top State Concentrations ($):                    16.06 %  Michigan,  14.54 %
                                                   California,  11.42 %  Illinois
Maximum Zip Code Concentration ($):              0.59 %  92114


RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
PRODUCT TYPE:                                          Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
 2/28 6 Mo LIBOR ARM                                              586           87,145,223.14                 91.77
 3/27 6 Mo LIBOR ARM                                               44            7,818,551.42                  8.23
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
RATE TYPE:                                             Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
 Adjustable Rate                                                  630           94,963,774.56                100.00
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
AMORTIZATION TYPE:                                     Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
 Fully Amortizing                                                 630           94,963,774.56                100.00
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================


                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
DELINQUENCY:                                           Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
 Current                                                          629           94,879,202.75                 99.91
 30 - 59 Days Delinquent                                            1               84,571.81                  0.09
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================


                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
LIEN POSITION:                                         Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
 First Lien                                                       630           94,963,774.56                100.00
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
OUTSTANDING PRINCIPAL BALANCE:                         Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
    29,929  -    50,000                                             7              298,081.13                  0.31
    50,001  -   100,000                                           171           13,175,206.62                 13.87
   100,001  -   150,000                                           212           26,286,666.42                 27.68
   150,001  -   200,000                                           116           20,155,623.99                 21.22
   200,001  -   250,000                                            56           12,550,058.32                 13.22
   250,001  -   300,000                                            24            6,548,673.93                  6.90
   300,001  -   350,000                                            17            5,483,384.14                  5.77
   350,001  -   400,000                                            23            8,646,149.14                  9.10
   400,001  -   450,000                                             2              858,682.43                  0.90
   450,001  -   498,027                                             2              961,248.44                  1.01
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
CURRENT MORTGAGE RATE:                                 Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
  5.490  -  5.500                                                   1               86,703.97                  0.09
  5.501  -  6.000                                                  23            4,029,166.42                  4.24
  6.001  -  6.500                                                 104           17,973,766.24                 18.93
  6.501  -  7.000                                                 196           30,882,284.09                 32.52
  7.001  -  7.500                                                 121           19,020,333.64                 20.03
  7.501  -  8.000                                                 111           15,128,062.55                 15.93
  8.001  -  8.500                                                  40            5,058,153.44                  5.33
  8.501  -  9.000                                                  19            1,482,049.79                  1.56
  9.001  -  9.500                                                   7              512,201.03                  0.54
  9.501  - 10.000                                                   4              453,367.34                  0.48
 10.001  - 10.500                                                   3              262,067.31                  0.28
 10.501  - 10.750                                                   1               75,618.74                  0.08
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
REMAINING TERM:                                        Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
 346  - 360                                                       630           94,963,774.56                100.00
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
SEASONING:                                             Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
   0                                                               40            5,551,389.29                  5.85
   1  -  12                                                       589           89,288,312.44                 94.02
  13  -  14                                                         1              124,072.83                  0.13
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
CREDIT SCORE:                                          Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
 526  - 550                                                        31            3,674,432.11                  3.87
 551  - 575                                                        41            6,119,447.82                  6.44
 576  - 600                                                        86           11,586,503.63                 12.20
 601  - 625                                                       109           16,851,086.78                 17.74
 626  - 650                                                       150           22,735,760.73                 23.94
 651  - 675                                                       108           16,684,994.36                 17.57
 676  - 700                                                        56            9,148,860.20                  9.63
 701  - 725                                                        24            4,347,351.92                  4.58
 726  - 750                                                        17            2,648,715.54                  2.79
 751  - 775                                                         7            1,091,009.13                  1.15
 776  - 781                                                         1               75,612.34                  0.08
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
COMBINED LTV RATIO:                                    Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
  36.21  -  40.00                                                   3              300,333.84                  0.32
  40.01  -  45.00                                                   1               51,359.56                  0.05
  45.01  -  50.00                                                   6            1,134,527.61                  1.19
  50.01  -  55.00                                                   6              923,877.07                  0.97
  55.01  -  60.00                                                   3              208,167.19                  0.22
  60.01  -  65.00                                                  13            1,824,184.41                  1.92
  65.01  -  70.00                                                  18            2,364,023.71                  2.49
  70.01  -  75.00                                                  25            3,220,742.19                  3.39
  75.01  -  80.00                                                  89           12,239,306.51                 12.89
  80.01  -  85.00                                                  59            8,875,968.98                  9.35
  85.01  -  90.00                                                 124           19,809,478.15                 20.86
  90.01  -  95.00                                                  75           11,433,634.81                 12.04
  95.01  - 100.00                                                 208           32,578,170.53                 34.31
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
DOCUMENTATION TYPES:                                   Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
 Full Documentation                                               543           79,632,124.08                 83.86
 Stated Income                                                     66           11,067,211.24                 11.65
 Alternative Documentation                                         11            2,665,200.41                  2.81
 Lite Doc                                                          10            1,599,238.83                  1.68
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
PREPAYMENT PENALTY STATUS:                             Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
 Prepayment Penalty                                               492           72,805,018.31                 76.67
 No Prepayment Penalty                                            138           22,158,756.25                 23.33
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
CREDIT GRADE:                                          Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
 A                                                                510           78,659,716.74                 82.83
 B                                                                 74           10,368,563.99                 10.92
 C                                                                 46            5,935,493.83                  6.25
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
YEAR OF
ORIGINATION:                                           Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
 2002                                                               2              229,002.49                  0.24
 2003                                                             628           94,734,772.07                 99.76
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
LOAN PURPOSE:                                          Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
 Cash Out Refinance                                               372           55,288,727.03                 58.22
 Purchase                                                         156           25,486,308.56                 26.84
 Rate/Term Refinance                                              102           14,188,738.97                 14.94
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
OCCUPANCY:                                             Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
 Primary                                                          606           92,098,366.75                 96.98
 Investor Non-owner                                                15            1,559,439.31                  1.64
 Second Home                                                        9            1,305,968.50                  1.38
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
PROPERTY TYPE:                                         Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
 Single Family                                                    577           85,955,363.80                 90.51
 Condominium                                                       31            4,980,416.11                  5.24
 Duplex                                                            15            2,641,605.75                  2.78
 Quadruplex                                                         4              736,136.06                  0.78
 Triplex                                                            1              383,982.08                  0.40
 Row Home                                                           2              266,270.76                  0.28
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
PREPAY PENALTY ORIGINAL PERIOD:                        Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
   0                                                              138           22,158,756.25                 23.33
  12                                                               31            6,066,443.14                  6.39
  24                                                              302           43,817,035.82                 46.14
  36                                                              142           20,968,737.04                 22.08
  60                                                               17            1,952,802.31                  2.06
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                             % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
GEOGRAPHIC
LOCATION:                                              Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
 Arizona                                                           21            3,488,273.21                  3.67
 California                                                        62           13,803,738.26                 14.54
 Colorado                                                           8            1,424,160.74                  1.50
 Connecticut                                                        5              840,098.62                  0.88
 Delaware                                                           5              942,816.90                  0.99
 Florida                                                           21            2,402,186.49                  2.53
 Georgia                                                           11            1,763,303.22                  1.86
 Idaho                                                              3              368,254.02                  0.39
 Illinois                                                          57           10,846,648.93                 11.42
 Indiana                                                           20            2,124,968.15                  2.24
 Iowa                                                               3              349,338.64                  0.37
 Kansas                                                            17            2,149,690.26                  2.26
 Kentucky                                                          12            1,051,225.45                  1.11
 Maryland                                                          16            1,981,501.46                  2.09
 Massachusetts                                                      5              954,811.59                  1.01
 Michigan                                                         109           15,248,992.69                 16.06
 Minnesota                                                         14            2,325,393.48                  2.45
 Missouri                                                          32            3,483,962.54                  3.67
 Nebraska                                                           2              158,119.52                  0.17
 Nevada                                                             6              970,815.94                  1.02
 New Hampshire                                                      2              462,364.09                  0.49
 New Jersey                                                        15            3,350,018.00                  3.53
 New York                                                           7            1,779,456.35                  1.87
 North Carolina                                                    28            4,180,392.12                  4.40
 North Dakota                                                       2              226,726.70                  0.24
 Ohio                                                              35            4,361,646.14                  4.59
 Oklahoma                                                           1               76,396.80                  0.08
 Oregon                                                             2              238,437.21                  0.25
 Pennsylvania                                                      21            2,330,762.00                  2.45
 Rhode Island                                                       5              877,538.08                  0.92
 South Carolina                                                     8              822,371.30                  0.87
 South Dakota                                                       8              539,588.94                  0.57
 Tennessee                                                         12            1,366,904.29                  1.44
 Utah                                                               1               63,031.79                  0.07
 Virginia                                                          16            2,313,803.73                  2.44
 Washington                                                         4              552,991.12                  0.58
 Wisconsin                                                         34            4,743,045.79                  4.99
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
MAXIMUM MORTGAGE RATE:                                 Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
 11.050  - 11.500                                                   3              660,252.81                  0.70
 11.501  - 12.000                                                  16            3,057,450.00                  3.22
 12.001  - 12.500                                                  32            5,914,263.31                  6.23
 12.501  - 13.000                                                 125           17,862,782.76                 18.81
 13.001  - 13.500                                                 152           24,457,816.05                 25.75
 13.501  - 14.000                                                 153           24,136,212.88                 25.42
 14.001  - 14.500                                                  70            9,528,671.34                 10.03
 14.501  - 15.000                                                  53            6,320,699.96                  6.66
 15.001  - 15.500                                                  13            1,713,959.49                  1.80
 15.501  - 16.000                                                   6              771,876.97                  0.81
 16.001  - 16.500                                                   5              392,273.87                  0.41
 16.501  - 16.750                                                   2              147,515.12                  0.16
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
MINIMUM MORTGAGE RATE:                                 Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
  5.490  -  5.500                                                   1               86,703.97                  0.09
  5.501  -  6.000                                                  23            4,029,166.42                  4.24
  6.001  -  6.500                                                 104           17,973,766.24                 18.93
  6.501  -  7.000                                                 195           30,770,156.21                 32.40
  7.001  -  7.500                                                 122           19,028,271.27                 20.04
  7.501  -  8.000                                                 110           14,986,264.04                 15.78
  8.001  -  8.500                                                  40            5,058,153.44                  5.33
  8.501  -  9.000                                                  20            1,728,038.55                  1.82
  9.001  -  9.500                                                   7              512,201.03                  0.54
  9.501  - 10.000                                                   4              453,367.34                  0.48
  10.001 - 10.750                                                   4              337,686.05                  0.36
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The  information  contained  herein will be superseded by the description of the
mortgage  loans  contained  in  the  prospectus  supplement.   Such  information
supersedes the information in all prior collateral term sheets, if any.


                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
GROSS MARGIN:                                          Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
  4.800  -  5.000                                                  27            4,386,694.09                  4.62
  5.001  -  5.500                                                  53            8,817,912.34                  9.29
  5.501  -  6.000                                                  26            5,364,098.57                  5.65
  6.001  -  6.500                                                 214           32,454,132.52                 34.18
  6.501  -  7.000                                                  72           10,662,304.84                 11.23
  7.001  -  7.500                                                 124           18,824,032.22                 19.82
  7.501  -  8.000                                                  57            7,917,743.69                  8.34
  8.001  -  8.500                                                  31            3,987,095.53                  4.20
  8.501  -  9.000                                                  22            2,263,572.93                  2.38
  9.001  -  9.500                                                   1               72,712.45                  0.08
  9.501  - 10.000                                                   2              141,579.00                  0.15
 10.001  - 10.300                                                   1               71,896.38                  0.08
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
INITIAL RATE CAP:                                      Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
  1.500                                                             8              966,037.91                  1.02
  3.000                                                           622           93,997,736.65                 98.98
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
PERIODIC RATE CAP:                                     Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
  1.000                                                           504           77,845,770.08                 81.97
  1.500                                                           126           17,118,004.48                 18.03
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

                                                                                                     % of Aggregate
                                                                            Principal Balance     Principal Balance
                                                            Number of       Outstanding as of     Outstanding as of
MONTHS TO NEXT ADJUSTMENT:                             Mortgage Loans        the Cut-off Date      the Cut-off Date
-------------------------------------------------    -----------------    --------------------    ------------------
  10  -  12                                                         2              229,002.49                  0.24
  13  -  18                                                         2              232,674.60                  0.25
  19  -  24                                                       582           86,683,546.05                 91.28
  31  -  36                                                        44            7,818,551.42                  8.23
-------------------------------------------------    -----------------    --------------------    ------------------
Total                                                             630           94,963,774.56                100.00
=================================================    =================    ====================    ==================

RBS Greenwich Capital                                        Wachovia Securities
                                       77